                                                                   Exhibit 10.1



                                                                  EXECUTION COPY






                          SALE AND SERVICING AGREEMENT



                                      among



                     HYUNDAI AUTO RECEIVABLES TRUST 2004-A,
                                     Issuer,



                        HYUNDAI ABS FUNDING CORPORATION,
                                   Depositor,



                         HYUNDAI MOTOR FINANCE COMPANY,
                              Seller and Servicer,



                                       and



                                 CITIBANK, N.A.,
                                Indenture Trustee



                          Dated as of September 1, 2004






================================================================================

                                TABLE OF CONTENTS

                                   ARTICLE I.
                                   DEFINITIONS

Section 1.01      Definitions.................................................................1
Section 1.02      Other Definitional Provisions..............................................17

                                   ARTICLE II.
                            CONVEYANCE OF RECEIVABLES

Section 2.01      Conveyance of Receivables..................................................18

                                  ARTICLE III.
                                THE RECEIVABLES

Section 3.01      Representations and Warranties of the Seller...............................19
Section 3.02      Representations and Warranties of the Depositor............................19
Section 3.03      Repurchase Upon Breach.....................................................20

                                   ARTICLE IV.
                   ADMINISTRATION AND SERVICING OF RECEIVABLES

Section 4.01      Duties of Servicer.........................................................21
Section 4.02      Collection of Receivable Payments; Modifications of Receivables............22
Section 4.03      Realization upon Receivables...............................................22
Section 4.04      Physical Damage Insurance..................................................23
Section 4.05      Maintenance of Security Interests in Financed Vehicles.....................23
Section 4.06      Covenants of Servicer......................................................23
Section 4.07      Purchase of Receivables Upon Breach........................................24
Section 4.08      Servicing Fee..............................................................24
Section 4.09      Servicer's Certificate.....................................................25
Section 4.10      Annual Statement as to Compliance, Notice of Servicer Termination Event....25
Section 4.11      [Reserved].................................................................25
Section 4.12      Access to Certain Documentation and Information Regarding Receivables......25
Section 4.13      Term of Servicer...........................................................26
Section 4.14      Annual Independent Accountants' Report.....................................26
Section 4.15      Reports to the Commission..................................................26
Section 4.16      Compensation of Indenture Trustee..........................................26

                                   ARTICLE V.
                  DISTRIBUTIONS; STATEMENTS TO SECURITYHOLDERS

Section 5.01      Post Office Box............................................................27
Section 5.02      Accounts...................................................................27
Section 5.03      Application of Collections.................................................29
Section 5.04      Purchased Amounts..........................................................29


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

Section 5.05      Distributions..............................................................29
Section 5.06      Reserve Account............................................................31
Section 5.07      Statements to Securityholders..............................................31
Section 5.08      Advances by the Servicer...................................................33

                                   ARTICLE VI.
                                  THE DEPOSITOR

Section 6.01      Representations of Depositor...............................................33
Section 6.02      Corporate Existence........................................................35
Section 6.03      Liability of Depositor; Indemnities........................................35
Section 6.04      Merger or Consolidation of, or Assumption of the Obligations of,
                  Depositor..................................................................35
Section 6.05      Amendment of Depositor's Organizational Documents..........................35

                                  ARTICLE VII.
                                  THE SERVICER

Section 7.01      Representations of Servicer................................................35
Section 7.02      Indemnities of Servicer....................................................36
Section 7.03      Merger or Consolidation of, or Assumption of the Obligations of,
                  Servicer...................................................................37
Section 7.04      Limitation on Liability of Servicer and Others.............................38
Section 7.05      Appointment of Subservicer.................................................38
Section 7.06      Servicer Not to Resign.....................................................39

                                  ARTICLE VIII.
                                     DEFAULT

Section 8.01      Servicer Termination Events................................................39
Section 8.02      Consequences of a Servicer Termination Event...............................40
Section 8.03      Appointment of Successor Servicer..........................................40
Section 8.04      Notification to Securityholders............................................41
Section 8.05      Waiver of Past Defaults....................................................41

                                   ARTICLE IX.
                                   TERMINATION

Section 9.01      Optional Purchase of All Receivables.......................................41

                                   ARTICLE X.
                                  MISCELLANEOUS

Section 10.01     Amendment..................................................................42
Section 10.02     Protection of Title to Trust...............................................42
Section 10.03     Notices....................................................................44
Section 10.04     Assignment by the Depositor or the Servicer................................44
Section 10.05     Limitations on Rights of Others............................................45
Section 10.06     Severability...............................................................45




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

Section 10.07     Counterparts................................................................45
Section 10.08     Headings ...................................................................45
Section 10.09     GOVERNING LAW...............................................................45
Section 10.10     Assignment by Issuer........................................................45
Section 10.11     Nonpetition Covenants.......................................................45
Section 10.12     Limitation of Liability of Owner Trustee and Indenture Trustee..............45

Exhibit A         Representations and Warranties of Hyundai Motor Finance Company
                  Under Section 3.02 of the Receivables Purchase Agreement
Exhibit B         Form of Record Date Statement
Exhibit C         Form of Servicer's Certificate
Exhibit D         Extension Policy

Schedule A        Schedule of Receivables
Schedule B        Required Yield Supplement Overcollateralization Amount

         This SALE AND SERVICING AGREEMENT, dated as of September 1, 2004, among HYUNDAI AUTO RECEIVABLES TRUST 2004-A, a Delaware statutory trust (the "Issuer"), HYUNDAI ABS FUNDING CORPORATION, a Delaware corporation (the "Depositor"), HYUNDAI MOTOR FINANCE COMPANY, a California corporation, as servicer (in such capacity, the "Servicer") and as seller (in such capacity, the "Seller"), and Citibank, N.A., a national banking association, as indenture trustee (the "Indenture Trustee").

         WHEREAS, the Issuer desires to purchase a portfolio of receivables arising in connection with automobile retail installment sale contracts acquired by the Seller in the ordinary course of business and sold by the Seller to the Depositor;

         WHEREAS, the Depositor is willing to sell such receivables to the Issuer; and

         WHEREAS, the Servicer is willing to service such receivables.

         NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto agree as follows:

                                   ARTICLE I.

                                   DEFINITIONS

         Section 1.01 Definitions. Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the following meanings:

         "Administration Agreement" means the Owner Trust Administration Agreement, dated as of September 1, 2004, among Hyundai Auto Receivables Trust 2004-A, Hyundai Motor Finance Company, and Citibank, N.A., a national banking association, as amended, supplemented, amended and restated or otherwise modified from time to time.

         "Adjusted Pool Balance" means, with respect to any Payment Date, the Pool Balance as of the end of the previous Collection Period less the Required Yield Supplement Overcollateralization Amount with respect to such Payment Date.

         "Advance" means, as to any Payment Date, an advance made by the Servicer on such Payment Date pursuant to Section 5.08 in respect of the aggregate of all Scheduled Payments of interest which were due during the related Collection Period that remained unpaid at the end of such Collection Period.

         "Agreement" means this Sale and Servicing Agreement, as amended, supplemented, amended and restated or otherwise modified from time to time.

         "Amount Financed" means with respect to a Receivable, the amount advanced under the Receivable toward the purchase price of the Financed Vehicle and any related costs.

         "Annual Percentage Rate" or "APR" of a Receivable means the annual rate of finance charges stated in the related Contract.

         "Available Amounts" means, with respect to any Payment Date, the sum of the following amounts (without duplication) with respect to the related Collection Period: (i) all Collections on Receivables, (ii) the Purchased Amount of each Receivable that becomes a Purchased Receivable, (iii) Advances and (iv) Recoveries.

         "Available Amounts Shortfall" means, with respect to any Payment Date, the positive difference, if any, of the Total Required Payment for such Payment Date minus the Available Amounts for such Payment Date.

         "Basic Documents" means the Trust Agreement, the Securities Account Control Agreement, the Indenture, this Agreement, the Receivables Purchase Agreement, the Administration Agreement, the Note Depository Agreement and other documents and certificates delivered in connection therewith.

         "Business Day" means any day other than a Saturday, a Sunday or a day on which a commercial banking institution in the states of California, Delaware or New York are authorized or obligated by law or executive order to remain closed.

         "Certificate" means a certificate evidencing the beneficial interest of a Certificateholder in the Trust.

         "Certificateholders" has the meaning assigned to such term in the Trust Agreement.

         "Class" means any one of the classes of Notes.

         "Class A Noteholders" means the Class A-1 Noteholders, the Class A-2 Noteholders, Class A-3 Noteholders and the Class A-4 Noteholders.

         "Class A Notes" means the Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes and the Class A-4 Notes.

         "Class A-1 Noteholder" means the Person in whose name a Class A-1 Note is registered in the Note Register.

         "Class A-1 Notes" means the 1.78125% Asset Backed Notes, Class A-1, substantially in the form of Exhibit A-1 to the Indenture.

         "Class A-1 Rate" means 1.78125% per annum, computed on the basis of an actual/360-day year.

         "Class A-2 Noteholder" means the Person in whose name a Class A-2 Note is registered in the Note Register.

         "Class A-2 Notes" means the 2.36% Asset Backed Notes, Class A-2, substantially in the form of Exhibit A-2 to the Indenture.

         "Class A-2 Rate" means 2.36% per annum, computed on the basis of a 360-day year consisting of twelve 30-day months.

         "Class A-3 Noteholder" means the Person in whose name a Class A-3 Note is registered in the Note Register.

         "Class A-3 Notes" means the 2.97% Asset Backed Notes, Class A-3, substantially in the form of Exhibit A-3 to the Indenture.

         "Class A-3 Rate" means 2.97% per annum, computed on the basis of a 360-day year consisting of twelve 30-day months.

         "Class A-4 Noteholder" means the Person in whose name a Class A-4 Note is registered in the Note Register.

         "Class A-4 Notes" means the 3.54% Asset Backed Notes, Class A-4, substantially in the form of Exhibit A-4 to the Indenture.

         "Class A-4 Rate" means 3.54% per annum, computed on the basis of a 360-day year consisting of twelve 30-day months.

         "Class B Maturity Date" means August 15, 2011.

         "Class B Noteholder" means the Person in whose name a Class B Note is registered in the Note Register.

         "Class B Notes" means the 3.46% Asset Backed Notes, Class B, substantially in the form of Exhibit B to the Indenture.

         "Class B Rate" means 3.46% per annum, computed on the basis of a 360-day year consisting of twelve 30-day months.

         "Class C Maturity Date" means August 15, 2011.

         "Class C Noteholder" means the Person in whose name a Class C Note is registered in the Note Register.

         "Class C Notes" means the 3.36% Asset Backed Notes, Class C, substantially in the form of Exhibit C to the Indenture.

         "Class C Rate" means 3.36% per annum, computed on the basis of a 360-day year consisting of twelve 30-day months.

         "Class D Maturity Date" means August 15, 2011.

         "Class D Noteholder" means the Person in whose name a Class D Note is registered in the Note Register.

         "Class D Notes" means the 4.10% Asset Backed Notes, Class D, substantially in the form of Exhibit D to the Indenture.

         "Class D Rate" means 4.10% per annum, computed on the basis of a 360-day year consisting of twelve 30-day months.

         "Closing Date" means September 1, 2004.

         "CFR" means the Code of Federal Regulations.

         "Collateral" has the meaning specified in the Granting Clause of the Indenture.

         "Collection" means, with respect to any Receivable and to the extent received by the Servicer after the Cutoff Date, (i) any monthly payment by or on behalf of the Obligor thereunder, (ii) full or partial prepayment of that Receivable, (iii) all Liquidation Proceeds and (iv) any other amounts received by the Servicer which, in accordance with the customary servicing practices, would be applied to the payment of accrued interest or to reduce the Principal Balance of that Receivable; provided, however, that the term "Collection" in no event will include (1) any amounts in respect of any Receivable purchased by the Servicer, the Seller or the Depositor on a prior Payment Date, (2) any late fees, extension fees, non-sufficient funds charges and any and all other administrative fees or similar charges allowed by applicable law with respect to any Receivable and payable to the Servicer.

         "Collection Account" means the account designated as such, established and maintained pursuant to Section 5.02(b)(i).

         "Collection Period" means each fiscal month of the Servicer during the term of this Agreement. With respect to any Determination Date or Payment Date, the "related Collection Period" means the Collection Period preceding the fiscal month in which such Determination Date or Payment Date occurs.

         "Commission" means the Securities and Exchange Commission.

         "Contract" means a motor vehicle retail installment sale contract.

         "Controlling Class" means with respect to any Notes that are Outstanding, the Class A Notes (voting together as a single class) so long as the Class A Notes are Outstanding, and thereafter the Class B Notes so long as any Class B Notes are Outstanding, and thereafter the Class C Notes so long as any Class C Notes are Outstanding and thereafter the Class D Notes so long as any Class D Notes are Outstanding, excluding in each case, Notes held by the Depositor, the Servicer or their affiliates.

         "Conveyed Assets" has the meaning provided in Section 2.01.

         "Corporate Trust Administration Department" has the meaning set forth in the Trust Agreement.

         "Corporate Trust Office" has the meaning set forth in the Indenture.

         "Credit and Collection Policy" means the credit and collection practices, policies and procedures of HMFC as in effect as of the Closing Date and any subsequent amendments thereto unless the context indicates otherwise.

         "Cutoff Date" means the close of business on July 31, 2004.

         "Dealer" means the dealer who sold a Financed Vehicle and who originated the related Receivable and assigned it to HMFC pursuant to a Dealer Agreement.

         "Dealer Agreement" means an agreement between HMFC and a Dealer pursuant to which such Dealer sells Contracts to HMFC.

         "Defaulted Receivables" means any Receivable (a) on which any installment is unpaid more than sixty (60) days past its original due date (as defined in the Credit and Collection Policy) or (b) the Obligor of which has suffered an Insolvency Event.

          "Deliver" or "Delivered": when used with respect to Trust Account Property means when the relevant steps specified below are accomplished with respect to such Trust Account Property:

         (i) if such Trust Account Property is an instrument or a certificated security (each as defined in the UCC), by (a) delivering such instrument or security certificate to the Eligible Institution then maintaining the applicable Eligible Account either registered in the name of such Eligible Institution, or indorsed, by an effective endorsement, to the Eligible Institution or in blank (provided, that no endorsement shall be required for certificated securities in bearer form), (b) causing such Eligible Institution to maintain (on behalf of the Indenture Trustee) continuous possession of such instrument or security certificate, (c) causing the Eligible Institution to credit such instrument or certificated security to the appropriate Eligible Account (d) causing the Eligible Institution to agree to treat all such instruments and certificated securities as "financial assets" (as defined in the UCC) and (e) causing the Eligible Institution to agree pursuant to a Control Agreement that it will comply with "entitlement orders" (as defined in the UCC) originated by the Indenture Trustee with respect to each security entitlement (as defined in the UCC) relating to such instruments and certificated securities without further consent by the Depositor, the Issuer or any other Person;

         (ii) if such Trust Account Property is a security entitlement (as defined in the UCC), by (a) causing the Eligible Institution then maintaining the applicable Eligible Account to become the entitlement holder of such security entitlement, (b) causing the Eligible Institution to credit such security entitlement to the appropriate Eligible Account thereby creating a securities entitlement with respect to the financial asset underlying such securities entitlement and (c) causing the Eligible Institution to agree pursuant to a Control Agreement that it will comply with "entitlement orders" (as defined in the UCC) originated by the Indenture Trustee with respect to each security entitlement (as defined in the UCC) without further consent by the Depositor, Issuer or any other Person;

         (iii) if such Trust Account Property is an uncertificated security (as defined in the UCC), by (a) causing the Eligible Institution then maintaining the applicable Eligible Account to become the registered owner of such uncertificated security, (b) causing such registration to remain effective and (c) causing the Eligible Institution to credit such uncertificated security to the appropriate Eligible Account thereby creating a securities entitlement with respect to the uncertificated security and (c) causing the Eligible Institution to agree pursuant to a Control Agreement that it will comply with "entitlement orders" (as defined in the UCC) originated by the Indenture Trustee with respect to each security entitlement (as defined in the UCC) without further consent by the Depositor, Issuer or any other Person;

         (iv) if such Trust Account Property consists of deposit accounts (as defined in the UCC) by either (X) causing the Indenture Trustee to be the customer with respect to such deposit accounts or (Y) causing the bank maintaining such deposit account to enter into a Control Agreement pursuant to which it agrees to comply with all instructions issued by the Indenture Trustee without further consent by the Depositor, Issuer or any other Person;

         (v) in the case of any general intangibles, by causing an effective financing statement naming the Issuer as debtor and the Indenture Trustee as secured party and covering such general intangibles to be filed in the location (within the meaning of Section 9-307 of the UCC) of the Issuer; and

         (vi) in the case of any Trust Account Property not covered above or as an additional method of delivery for any of the foregoing, by delivering to the Indenture Trustee a legal opinion of counsel reasonably satisfactory to the Indenture Trustee specifying another method of delivery that will result in the Indenture Trustee having a valid and perfected security interest therein and by delivery in compliance with the method specified in such legal opinion.

         "Depositor" means Hyundai ABS Funding Corporation, a Delaware corporation, and its successors in interest.

         "Determination Date" means, with respect to each Payment Date, the earlier of the tenth calendar day of the month in which such Payment Date occurs (or if such tenth day is not a Business Day, the next succeeding Business Day).

         "Eligible Account" means a segregated securities account with an Eligible Institution.

         "Eligible Institution" means the following:

                  (a) a depository institution or trust company

                           (i) whose commercial paper, short-term unsecured debt obligations or other short-term deposits are rated "P-1" by Moody's or "A-1+" by Standard & Poor's or "F1" by Fitch, if the deposits are to be held in the account for 30 days or less, or


                           (ii) whose long-term unsecured debt obligations are rated at least "Aa3" by Moody's or "AA-" by Standard & Poor's or "AA-" by Fitch, if the deposits are to be held in the account more than 30 days, or

                  (b) a segregated trust account or accounts maintained in the trust department of a federal or state-chartered depository institution having a combined capital and surplus of at least $50,000,000 and subject to regulations regarding fiduciary funds on deposit similar to Title 12 of the Code of Federal Regulations Section 9.10(b), or

                  (c) any other institution that the Rating Agencies shall approve in writing.

         "Eligible Investments" means book-entry securities, negotiable instruments or securities represented by instruments in bearer or registered form and that evidence:

                  (a) direct obligations of, and obligations fully guaranteed as to the full and timely payment by, the United States of America;

                  (b) demand deposits, time deposits or certificates of deposit of any depository institution (including any affiliate of the Depositor, the Servicer, the Indenture Trustee or the Owner Trustee) or trust company incorporated under the laws of the United States of America or any state thereof or the District of Columbia (or any domestic branch of a foreign bank) and subject to supervision and examination by Federal or state banking or depository institution authorities (including depository receipts issued by any such institution or trust company as custodian with respect to any obligation referred to in the first bullet point above or a portion of such obligation for the benefit of the holders of such depository receipts); provided that at the time of the investment or contractual commitment to invest therein (which shall be deemed to be made again each time funds are reinvested following each Payment Date), the commercial paper or other short-term senior unsecured debt obligations (other than such obligations the rating of which is based on the credit of a person other than such depository institution or trust company) of such depository institution or trust company shall have a credit rating from each Rating Agency in the highest investment category granted thereby;

                  (c) commercial paper (including commercial paper of any affiliate of Depositor, the Servicer, the Indenture Trustee or the Owner Trustee) having, at the time of the investment or contractual commitment to invest therein, a rating from each Rating Agency in the highest investment category granted thereby;

                  (d) investments in money market funds (including funds for which the Depositor, the Servicer, the Indenture Trustee or the Owner Trustee or any of their respective affiliates is investment manager or advisor) having a rating from each of Moody's and Standard & Poor's in the highest investment category granted thereby;

                  (e) bankers' acceptances issued by any depository institution or trust company referred to in clause (b) above;

                  (f) repurchase obligations with respect to any security that is a direct obligation of, or fully guaranteed by, the United States of America or any agency or instrumentality thereof the obligations of which are backed by the full faith and credit of the United States of America, in either case entered into with a depository institution or trust company (acting as principal) described in clause (b);

                  (g) any other investment with respect to which the Issuer, the Indenture Trustee or the Servicer has received written notification from each Rating Agency that the acquisition of such investment will satisfy the Rating Agency Condition.

         "Eligible Servicer" means Hyundai Motor Finance Company or any other Person that at the time of its appointment as Servicer (i) is servicing a portfolio of motor vehicle retail installment sale contracts or motor vehicle installment loans, (ii) is legally qualified and has the capacity to service the Receivables, (iii) has demonstrated the ability professionally and competently to service a portfolio of motor vehicle retail installment sale contracts or motor vehicle installment loans similar to the Receivables with reasonable skill and care and (iv) has a minimum net worth of $100,000,000.

         "Extension Policy" shall mean the policies of the Servicer with respect to granting extensions on the Contracts as set forth on Exhibit D hereto.

          "Fee Letter" means the letter regarding fees dated September 1, 2004 between the Depositor, the Owner Trustee and HMFC.

         "Financed Vehicle" means a new or used automobile, light-duty truck, van or minivan, together with all accessions thereto, securing an Obligor's indebtedness under the related Contract.

         "First Priority Principal Distribution Amount" means, with respect to any Payment Date, an amount, not less than zero, equal to the result of (i) the aggregate outstanding principal amount of the Class A Notes as of the preceding Payment Date (after giving effect to any principal payments made on the Class A Notes on that preceding Payment Date), minus (ii) the Adjusted Pool Balance at the end of the Collection Period preceding that Payment Date; provided, however, that the First Priority Principal Distribution Amount shall not exceed the sum of the aggregate outstanding principal amount of all of the Notes on that Payment Date (after giving effect to any principal payments made on the Notes on that preceding Payment Date); and provided further, that the First Priority Principal Distribution Amount on and after the Stated Maturity Date of a class of Class A Notes shall not be less than the amount that is necessary to reduce the outstanding principal amount of such class of the Class A Notes and all earlier maturing classes of Class A Notes to zero.

         "Fitch" means Fitch, Inc., and its successors.

         "HMFC" means Hyundai Motor Finance Company, a California corporation, and its successors.

         "Indenture" means the Indenture, dated as of September 1, 2004, between the Issuer and the Indenture Trustee, as amended, supplemented, amended and restated or otherwise modified from time to time.

         "Indenture Trustee" means the Person acting as Indenture Trustee under the Indenture, its successors in interest and any successor trustee under the Indenture.

         "Initial Class A-1 Note Balance" means $155,000,000.

         "Initial Class A-2 Note Balance" means $215,000,000.

         "Initial Class A-3 Note Balance" means $188,000,000.

         "Initial Class A-4 Note Balance" means $92,100,000.

         "Initial Class B Note Balance" means $36,500,000.

         "Initial Class C Note Balance" means $26,900,000.

         "Initial Class D Note Balance" means $32,800,000.

         "Initial Pool Balance" means, an amount equal to the aggregate Principal Balance of the Receivables as of the Cutoff Date.

         "Insolvency Event" means, with respect to a specified Person, (a) the filing of a decree or order for relief by a court having jurisdiction in the premises in respect of such Person or any substantial part of its property in an involuntary case under any applicable federal or state bankruptcy, insolvency or other similar law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official for such Person or for any substantial part of its property, or ordering the winding-up or liquidation of such Person's affairs, and such decree or order shall remain unstayed and in effect for a period of 60 consecutive days; or (b) the commencement by such Person of a voluntary case under any applicable federal or state bankruptcy, insolvency or other similar law now or hereafter in effect, or the consent by such Person to the entry of an order for relief in an involuntary case under any such law, or the consent by such Person to the appointment of or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official for such Person or for any substantial part of its property, or the making by such Person of any general assignment for the benefit of creditors, or the failure by such Person generally to pay its debts as such debts become due, or the taking of action by such Person in furtherance of any of the foregoing.

         "Interest Distribution Account" means, the account designated as such, established and maintained pursuant to Section 5.02(b)(iv).

         "Interest Period" means, with respect to the Class A-1 Notes, the period from and including the most recent Payment Date on which interest has been paid (or, in the case of the first Payment Date, the Closing Date) to but excluding the next succeeding Payment Date and, with respect to the Class A-2 Notes, the Class A-3 Notes, the Class A-4 Notes, the Class B Notes, the Class C Notes and the Class D Notes, the period from and including the 15th day of the calendar month (or, in the case of the first Payment Date, from and including the Closing Date) to but excluding the 15th day of the next calendar month.

         "Investment Earnings" means, with respect to any Payment Date, any investment earnings (net of losses and investment expenses) on amounts on deposit in a Trust Account.

         "Issuer" means Hyundai Auto Receivables Trust 2004-A.

         "Lien" means a security interest, lien, charge, pledge, equity or encumbrance of any kind, other than tax liens, mechanics' liens and any liens that attach to the respective Receivable by operation of law as a result of any act or omission by the related Obligor.

         "Liquidated Receivable" means a Receivable with respect to which the earliest of the following shall have occurred: (i) the related Financed Vehicle has been repossessed and liquidated, (ii) the related Financed Vehicle has been repossessed for 90 days or more and has not yet been liquidated, (iii) the end of the Collection Period in which the Receivable becomes more than 120 days past due, or (iv) the Servicer has determined in accordance with its collection policies that all amounts that it expects to receive with respect to the Receivable have been received.

         "Liquidation Proceeds" means, with respect to any Liquidated Receivable, all proceeds of the liquidation of such Liquidated Receivable, net of the sum of any out-of-pocket expenses of the Servicer reasonably allocated to the repossession, transport, reconditioning and liquidation and any amounts required by law to be remitted or allocated to the account of the Obligor on such Liquidated Receivable.

         "Local Remittance Account" has the meaning provided in Section 5.02(a).

         "Lockbox Bank" means Citibank, N.A. or an Eligible Institution.

         "Monthly Remittance Condition" means (i)(A) the short-term debt of the Servicer is rated in the highest rating category, or is otherwise acceptable to, each Rating Agency and (B) no Servicer Termination Event has occurred or (ii)(A) the Servicer obtains a letter of credit, surety bond or insurance policy under which demands for payment may be made to secure the timely remittance of Collections and Available Amounts to the Collection Account and (B) the Indenture Trustee is provided with confirmation from each Rating Agency to the effect that the use of such alternative remittance schedule will not result in the qualification, reduction or withdrawal of its then-current rating on any Class of Notes.

         "Moody's" means Moody's Investors Service, Inc., and its successors.

         "Note Balance" means, as of any date of determination, an amount equal to (a) the sum of (i) the Initial Class A-1 Note Balance, (ii) the Initial Class A-2 Note Balance, (iii) the Initial Class A-3 Note Balance, (iv) the Initial Class A-4 Note Balance, (v) the Initial Class B Note Balance, (vi) the Initial Class C Note Balance and (vii) the Initial Class D Note Balance less (b) all amounts distributed to Noteholders on or prior to such date and allocable to principal thereon.

         "Note Distribution Account" means the account designated as such, established and maintained pursuant to Section 5.02(b)(ii).

         "Note Pool Factor" means, with respect to each Class of Notes as of the close of business on the last day of a Collection Period, a seven-digit decimal figure equal to the Outstanding Amount of such Class of Notes (after giving effect to any reductions thereof to be made on the immediately following Payment
Date) divided by the original Outstanding Amount of such Class of Notes. The Note Pool Factor will be 1.0000000 as of the Closing Date; thereafter, the Note Pool Factor will decline to reflect reductions in the Outstanding Amount of such Class of Notes.

         "Noteholders" shall mean the Class A-1 Noteholders, the Class A-2 Noteholders, the Class A-3 Noteholders, the Class A-4 Noteholders, the Class B Noteholders, the Class C Noteholders or the Class D Noteholders.

         "Obligor" means a person who obtained installment credit for the purchase of a Financed Vehicle the terms of which are evidenced by a Contract, and any other person obligated to make payments thereunder.

         "Officers' Certificate" means a certificate signed by (a) the chairman of the board, any vice president, the controller or any assistant controller and
(b) the president, a treasurer, assistant treasurer, secretary or assistant secretary of the Depositor or the Servicer, as appropriate.

         "Opinion of Counsel" means one or more written opinions of counsel, who may be an employee of or counsel to the Depositor or the Servicer, which counsel shall be acceptable to the Indenture Trustee, the Owner Trustee or the Rating Agencies, as applicable, and which shall be addressed to the Owner Trustee and the Indenture Trustee.

         "Outstanding Amount" means, as of any date of determination, the aggregate principal amount of a Class of Notes outstanding as of such date of determination.

         "Owner Trustee" means Wilmington Trust Company, acting not in its individual capacity but solely as owner trustee under the Trust Agreement.

         "Payment Date" means, with respect to each Collection Period, the 15th day of the following month or, if such day is not a Business Day, the immediately following Business Day, commencing on October 15, 2004.

         "Physical Property" has the meaning assigned to such term in the definition of "Delivery" above.

         "Pool Balance" means, with respect to any Payment Date, an amount equal to the aggregate Principal Balance of the Receivables at the end of the related Collection Period, after giving effect to all payments of principal received from Obligors and Purchased Amounts to be remitted by the Servicer for such Collection Period and reduction to zero of the aggregate outstanding Principal Balance of all Receivables that became Liquidated Receivables during such Collection Period.

         "Post Office Box" means any post office boxes maintained by the Lockbox Bank pursuant to a separate arrangement with the Servicer and not through the Corporate Trust Office of the Indenture Trustee, to which payments on receivables owned or serviced by HMFC are or will be sent.

         "Principal Balance" means, as of any time with respect to any Receivable, the principal balance of such Receivable as of the close of business on the last day of the preceding Collection

Period under the terms of the Receivable determined in accordance with the customary servicing practices.

         "Principal Distribution Account" means that account designated as such established and maintained pursuant to Section 5.02(b)(iv).

         "Purchased Amount" means, with respect to any Receivable that became a Purchased Receivable, the unpaid principal balance owed by the Obligor thereon plus interest on such amount at the applicable APR to the last day of the Collection Period of repurchase.

         "Purchased Receivable" means a Receivable purchased as of the close of business on the last day of a Collection Period by or on behalf of the Servicer pursuant to Section 4.07 of this Agreement or by or on behalf of the Seller pursuant to Section 7.02 of the Receivables Purchase Agreement.

         "Rating Agency" means Fitch, Moody's or Standard & Poor's, as the context may require. If none of Fitch, Moody's, Standard & Poor's or a successor thereto remains in existence, "Rating Agency" shall mean any nationally recognized statistical rating organization or other comparable Person designated by the Depositor and, written notice of which designation shall be given to the Owner Trustee, the Indenture Trustee and the Servicer.

         "Rating Agency Condition" means, with respect to any action, that each Rating Agency shall have been given 10 days' (or such shorter period as shall be acceptable to each Rating Agency) prior notice thereof and that each Rating Agency shall not have notified the Issuer or the Indenture Trustee in writing that such action will result in a reduction, withdrawal or down-grade of the then-current rating of each class of Notes.

         "Realized Losses" means, with respect to any Receivable that becomes a Liquidated Receivable, the excess of the Principal Balance thereof over the portion of related Liquidation Proceeds allocable to principal.

         "Receivable" means any Contract listed on Schedule A (which Schedule may be in the form of microfiche).

         "Receivable Files" means the following documents with respect to each Financed Vehicle:

                  (i) the fully executed original of each Receivable (together with any agreements modifying each such Receivable, including any extension agreement);

                  (ii) the original credit application, or a copy thereof, fully executed by each Obligor thereon;

                  (iii) the original certificate of title or such other documents evidencing the security interest of the Seller in the related Financed Vehicle; and

                  (iv) any and all other documents that the Servicer shall have kept on file in accordance with its customary procedures relating to Receivables, Obligors or Financed Vehicles.

         "Receivables Purchase Agreement" means the Receivables Purchase Agreement dated as of September 1, 2004, between the Seller and the Depositor, as amended, supplemented, amended and restated or otherwise modified from time to time.

         "Record Date" means, as to any Payment Date, the day immediately preceding such Payment Date.

         "Recoveries" means, with respect to any Receivable that becomes a Liquidated Receivable, monies collected in respect thereof (other than Liquidation Proceeds), from whatever source, net of the sum of any amounts expended by the Servicer for the account of the Obligor and any amounts required by law to be remitted or allocated to the account of the Obligor.

         "Regular Principal Distribution Amount" means, with respect to any Payment Date, an amount no less than zero equal to the excess, if any, of (i) the aggregate outstanding principal amount of the Notes immediately preceding such Payment Date over (ii)(a) the Adjusted Pool Balance as of the last day of the related Collection Period minus (b) the Target Overcollateralization Amount with respect to such Payment Date; provided, however, that the Regular Principal Distribution Amount shall not exceed the sum of the aggregate outstanding principal amount of all of the Notes on such Payment Date (after giving effect to any principal payments made on the Notes on such Payment Date in respect of the First Priority Principal Distribution Amount, the Second Priority Principal Distribution Amount, and the Third Priority Principal Distribution Amount, if
any); and provided further, that the Regular Principal Distribution Amount on or after the Class D Stated Maturity Date shall not be less than the amount that is necessary to reduce the outstanding principal amount of the Class D Notes to zero.

         "Required Yield Supplement Overcollateralization Amount" means with respect to any Payment Date, the dollar amount set forth next to such Payment Date on Schedule B hereto.

         "Reserve Account" means the account designated as such, established by the Issuer and maintained by the Indenture Trustee pursuant to Section 5.02(b)(iii).

         "Reserve Account Deposit" means $5,770,077.89.

         "Reserve Account Required Amount" means with respect to any Payment Date, an amount equal to 0.75% of the Adjusted Pool Balance as of the Cutoff Date; provided, however, that in no event shall the Reserve Account Required Amount on any Payment Date be more than the aggregate outstanding principal amount of the Notes on such Payment Date (after giving effect to the allocation of principal payments on such Payment Date).

         "Reserve Account Withdrawal Amount" means, with respect to each Payment Date, the lesser of (x) the Available Amounts Shortfall with respect to such Payment Date and (y) and the amount on deposit in the Reserve Account on such Payment Date.

         "Responsible Officer" means the chairman of the board, the president, any executive vice president, any vice president, the treasurer, any assistant treasurer, the secretary, or any assistant secretary of the Servicer.

         "Scheduled Payment" means, with respect to each Receivable, the scheduled monthly payment amount set forth in the related Contract and required to be paid by the Obligor during each Collection Period.

         "Second Priority Principal Distribution Amount" means, with respect to any Payment Date, an amount not less than zero equal to (i) the sum of the aggregate outstanding principal amount of the Class A Notes and the Class B Notes as of the preceding Payment Date (after giving effect to any principal payments made on the Class A Notes and the Class B Notes on that preceding Payment Date), minus (ii) the Adjusted Pool Balance at the end of the Collection Period preceding that Payment Date, minus (iii) the First Priority Principal Distribution Amount; provided, however, that the Second Priority Principal Distribution Amount shall not exceed the sum of the aggregate outstanding principal amount of all of the Notes on that Payment Date (after giving effect to any principal payments made on the Notes on that preceding Payment Date); and provided further, that the Second Priority Principal Distribution Amount on and after the Class B Maturity Date shall not be less than the amount that is necessary to reduce the outstanding principal amount of the Class B Notes to zero.

         "Securities" means the Notes and the Certificates.

         "Securities Account Control Agreement" means the Securities Account Control Agreement dated as of September 1, 2004 between the Trust, the Indenture Trustee and the Securities Intermediary, as amended, supplemented, amended and restated or otherwise modified from time to time.

         "Securities Intermediary" means Citibank, N.A., in its capacity as the securities intermediary in the Securities Account Control Agreement.

         "Securityholders" means the Noteholders and/or the Certificateholders, as the context may require.

         "Seller" means HMFC and its successors in interest as seller of the Receivables to the Depositor pursuant to the Receivables Purchase Agreement.

         "Servicer" means HMFC, as the servicer of the Receivables, and each successor to HMFC (in the same capacity) pursuant to Section 7.03 or 8.03.

         "Servicer Termination Event" has the meaning set forth in Section 8.01.

         "Servicer's Certificate" means an Officers' Certificate of the Servicer delivered pursuant to Section 4.09, substantially in the form of Exhibit C.

         "Servicing Fee" means an amount equal to the product of the Servicing Fee Rate and the Pool Balance as of the first day of the related Collection Period.

         "Servicing Fee Rate" means 1.00% per annum.

         "Simple Interest Method" means the method of allocating the monthly payments received with respect to a Receivable to interest in an amount equal to the product of (i) the applicable APR, (ii) the period of time (expressed as a fraction of a year, based on the actual number of days in the calendar month and 365 days in the calendar year) elapsed since the preceding payment was made under such Receivable and (iii) the outstanding principal amount of such Receivable, and allocating the remainder of each such monthly payment to principal.

         "Simple Interest Receivable" means any Receivable under which the portion of a payment allocable to interest and the portion allocable to principal is determined in accordance with the Simple Interest Method.

         "Standard & Poor's" means Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., and its successors.

         "Stated Maturity Date" means, for each class of Notes, the respective date set forth opposite such class of Notes in the table below or, if such date is not a Business Day, the next succeeding Business Day:


                           Class                            Stated Maturity Date
                           -----                            --------------------
                      Class A-1 Notes                        September 15, 2005

                      Class A-2 Notes                        September 15, 2007

                      Class A-3 Notes                           May 15, 2009

                      Class A-4 Notes                         August 15, 2011

                       Class B Notes                          August 15, 2011

                       Class C Notes                          August 15, 2011

                       Class D Notes                          August 15, 2011

         "Target Overcollateralization Amount" means, with respect to any Payment Date, the greater of (a) 8.00% of the Adjusted Pool Balance, minus amounts on deposit in the Reserve Account after withdrawals from the Reserve Account but prior to deposits to the Reserve Account, in each case, on such Payment Date and (b) 1.25% of the Adjusted Pool Balance as of the Cut-off Date. Notwithstanding the foregoing, the Target Overcollateralization Amount shall not exceed the Adjusted Pool Balance on such Payment Date.

         "Third Priority Principal Distribution Amount" means, with respect to any Payment Date, an amount not less than zero equal to (i) the sum of the aggregate outstanding principal amount of the Class A Notes, the Class B Notes and the Class C Notes as of the preceding Payment Date (after giving effect to any principal payments made on the Class A Notes, the Class B Notes and the Class C Notes on that preceding Payment Date), minus (ii) the Adjusted Pool Balance at the end of the Collection Period, minus (iii) the First Priority Principal Distribution Amount, minus (iv) the Second Priority Principal Distribution Amount; provided, however, that the Third Priority Principal Distribution Amount shall not exceed the sum of the aggregate outstanding principal amount of all of the Notes on that Payment Date (after giving effect to any principal payments made on the Notes on that preceding Payment Date); and provided further, that the Third Priority Principal Distribution Amount on and after the Class C Maturity Date shall not be less than the amount that is necessary to reduce the outstanding principal amount of the Class C Notes to zero.

         "Total Required Payment" means (a) with respect to any Payment Date prior to the occurrence of an "Event of Default" under the Indenture which has resulted in the acceleration of the Notes, the sum of (i) the Servicing Fee for the related Collection Period and all unpaid Servicing Fees from prior Collection Periods, (ii) unreimbursed Advances, (iii) the accrued and unpaid interest on the Notes, (iv) an amount equal to the change in the Adjusted Pool Balance during the related Collection Period, and (v) on or after the Stated Maturity Date of any class of Notes, an amount necessary to reduce the outstanding principal amount of such class of Notes to zero, and (b) with respect to any Payment Date following the occurrence and during the continuation of an "Event of Default" under the Indenture which has resulted in an acceleration of the Notes, until the Payment Date on which the outstanding principal amount of all the Notes has been paid in full, the sum of (i) the specified amounts payable to the Indenture Trustee, (ii) the Servicing Fee for the related Collection Period and all unpaid Servicing Fees from prior Collection Periods, (iii) unreimbursed Advances, (iv) the accrued and unpaid interest on the Notes and (v) the amount necessary to reduce the outstanding principal amount of all the Notes to zero.

         "Trust" means the Issuer.

         "Trust Account Property" means the Trust Accounts, all amounts and investments held from time to time in any Trust Account and all proceeds of the foregoing.

         "Trust Accounts" shall mean the Collection Account, the Note Distribution Account and the Reserve Account.

         "Trust Agreement" means the Amended and Restated Trust Agreement, dated as of September 1, 2004, between the Depositor, the Administrator and the Owner Trustee, as amended, supplemented, amended and restated or otherwise modified from time to time.

         "Trust Officer" means, in the case of the Indenture Trustee or any Officer within the Corporate Trust Office of the Indenture Trustee, as the case may be, including any Vice President, Assistant Vice President, Assistant Treasurer, Assistant Secretary or any other officer of the Indenture Trustee customarily performing functions similar to those performed by any of the above designated officers and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject, in each case having direct responsibility for the administration of the Indenture and, with respect to the Owner Trustee, any officer in the Corporate Trust Administration

Department of the Owner Trustee with direct responsibility for the administration of the Trust Agreement and the other Basic Documents on behalf of the Owner Trustee.

         "UCC" means the Uniform Commercial Code, as in effect in the relevant jurisdiction.

         Section 1.02 Other Definitional Provisions.

                  (a) Capitalized terms used herein that are not otherwise defined has the meanings ascribed thereto in the Indenture or, if not defined therein, in the Trust Agreement.

                  (b) All terms defined in this Agreement shall have the defined meanings when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein.

                  (c) As used in this Agreement and in any certificate or other document made or delivered pursuant hereto or thereto, accounting terms not defined in this Agreement or in any such certificate or other document, and accounting terms partly defined in this Agreement or in any such certificate or other document to the extent not defined, shall have the respective meanings given to them under generally accepted accounting principles. To the extent that the definitions of accounting terms in this Agreement or in any such certificate or other document are inconsistent with the meanings of such terms under generally accepted accounting principles, the definitions contained in this Agreement or in any such certificate or other document shall control.

                  (d) The words "hereof," "herein," "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement; Article, Section, Schedule and Exhibit references contained in this Agreement are references to Articles, Sections, Schedules and Exhibits in or to this Agreement unless otherwise specified; "or" shall include "and/or"; and the term "including" shall mean "including without limitation".

                  (e) The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such terms.

                  (f) Any agreement, instrument or statute defined or referred to herein or in any instrument or certificate delivered in connection herewith means such agreement, instrument or statute as from time to time amended, modified or supplemented and includes (in the case of agreements or instruments) references to all attachments thereto and instruments incorporated therein; references to a Person are also to its permitted successors and assigns.

                                  ARTICLE II.
                            CONVEYANCE OF RECEIVABLES

         Section 2.01 Conveyance of Receivables.

         In consideration of the Issuer's delivery to or upon the order of the Depositor of $744,846,492.76, the Certificates and such other amounts to be distributed to the Depositor on the Closing Date, the Depositor does hereby sell, transfer, assign, set over and otherwise convey to the Issuer, without recourse (subject to the obligations of the Depositor set forth herein), all right, title and interest of the Depositor in and to:

                  (i) the Receivables and all moneys received thereon on or after the Cutoff Date;

                  (ii) the security interests in the Financed Vehicles and any accessions thereto granted by Obligors pursuant to the Receivables and any other interest of the Depositor in such Financed Vehicles;

                  (iii) any Liquidation Proceeds and any other proceeds with respect to the Receivables from claims on any physical damage, credit life or disability insurance policies covering the Financed Vehicles or the related Obligors, including any vendor's single interest or other collateral protection insurance policy;

                  (iv) any property that shall have secured a Receivable and shall have been acquired by or on behalf of the Depositor, the Servicer or the Trust;

                  (v) all documents and other items contained in the Receivable Files;

                  (vi) all of the Depositor's rights (but not its obligations) under the Receivables Purchase Agreement;

                  (vii) all right, title and interest in the Trust Accounts and all funds, securities or other assets credited from time to time to the Trust Accounts and in all investments therein and proceeds thereof (including all Investment Earnings thereon);

                  (viii) any proceeds from any Receivable repurchased by a Dealer pursuant to a Dealer Agreement; and

                  (ix) the proceeds of any and all of the foregoing (collectively, with the assets listed in clauses (i) through (viii) above, the "Conveyed Assets").

         It is the intention of the Depositor that the transfer and assignment contemplated by this Agreement shall constitute a sale of the Conveyed Assets from the Depositor to the Trust and the beneficial interest in and title to the Receivables and the related property shall not be part of the Depositor's estate in the event of the filing of a bankruptcy petition by or against the Depositor under any bankruptcy law. In the event that, notwithstanding the intent of the Depositor, the transfer and assignment contemplated hereby is held not to be a sale or is otherwise not effective to sell the Conveyed Assets, this Agreement shall constitute a grant by the Depositor to the Issuer of a security interest in all Conveyed Assets and all accounts, money, chattel paper, securities, instruments, documents, deposit accounts, uncertificated securities, general intangibles, contract rights, goods and other property consisting of, arising from or relating to such Conveyed Assets, for the benefit of the Securityholders.

                                  ARTICLE III.

                                 THE RECEIVABLES

         Section 3.01 Representations and Warranties of the Seller.

                  (a) The Seller has made each of the representations and warranties set forth in Exhibit A hereto under the Receivables Purchase Agreement and has consented to the assignment by the Depositor to the Issuer of the Depositor's rights with respect thereto. Such representations and warranties speak as of the execution and delivery of this Agreement and as of the Closing Date, but shall survive the sale, transfer and assignment of the Receivables to the Issuer and the pledge of such Receivables to the Indenture Trustee. Pursuant to Section 2.01 of this Agreement, the Depositor has sold, assigned, transferred and conveyed to the Issuer, as part of the assets of the Issuer, its rights under the Receivables Purchase Agreement, including the representations and warranties of the Seller therein as set forth in Exhibit A, upon which representations and warranties the Issuer relies in accepting the Receivables and delivering the Securities, together with all rights of the Depositor with respect to any breach thereof, including the right to require the Seller to repurchase Receivables in accordance with the Receivables Purchase Agreement. It is understood and agreed that the representations and warranties referred to in this Section shall survive the sale and delivery of the Receivables to the Issuer.

                  (b) The Seller hereby agrees that the Issuer shall have the right to enforce any and all rights under the Receivables Purchase Agreement assigned to the Issuer herein, including the right to cause the Seller to repurchase any Receivable with respect to which it is in breach of any of its representations and warranties set forth in Exhibit A, directly against the Seller as though the Issuer were a party to the Receivables Purchase Agreement, and the Issuer shall not be obligated to exercise any such rights indirectly through the Depositor.

         Section 3.02 Representations and Warranties of the Depositor. The Depositor makes the following representations and warranties, on which the Issuer relies in accepting the Receivables and delivering the Securities. Such representations and warranties speak as of the execution and delivery of this Agreement and as of the Closing Date, but shall survive the sale, transfer and assignment of the Receivables by the Depositor to the Issuer and the pledge thereof to the Indenture Trustee pursuant to the Indenture:

                  (a) This Agreement creates a valid and continuing security interest (as defined in the UCC) in the Receivables in favor of the Issuer, which security interest is prior to all other Liens, and is enforceable as such against creditors of and purchasers from the Depositor.

                  (b) Each Receivable constitutes "chattel paper" within the meaning of the UCC.

                  (c) Immediately upon the transfer thereof from the Depositor to the Issuer pursuant to this Agreement, the Issuer shall have good and marketable title to each Receivable, free and clear of any Lien of any Person.

                  (d) The Depositor has caused, or will have caused, within ten days, the filing of all appropriate financing statements in the proper filing office in the appropriate jurisdiction under the applicable UCC in order to perfect the security interest in the Receivables granted to the Issuer under this Agreement.

                  (e) Other than the security interest granted to the Issuer pursuant to this Agreement, the Depositor has not pledged, assigned, sold, granted a security interest in, or otherwise conveyed any of the Receivables. The Depositor has not authorized the filing of and is not aware of any financing statements against the Depositor that include a description of collateral describing the Receivables other than any financing statement relating to the security interest granted to the Issuer under this Agreement. The Depositor is not aware of any judgment or tax lien filings against the Depositor.

                  (f) The Contracts that constitute or evidence the Receivables do not have any marks or notations indicating that they have been pledged, assigned or otherwise conveyed to any Person other than the Issuer, except for such marks or notations indicating that they have been pledged, assigned or otherwise conveyed (i) to the Depositor or the Indenture Trustee in accordance with the Basic Documents, (ii) pursuant to the Second Amended and Restated Receivables Purchase Agreement, dated as of July 23, 2002, as amended, among the Seller, Hyundai BC Funding Corporation, Amsterdam Funding Corporation, Asset One Securitization, LLC, Sheffield Receivables Corporation, Societe Generale, ABN AMRO Bank N.V. and Barclays Bank PLC and the Purchase and Sale Agreement dated as of January 17, 2000, as amended between the Seller and Hyundai BC Funding Corporation or (iii) to HMFC in accordance with Dealer Agreements. All financing statements filed or to be filed against the Depositor in favor of the Issuer in connection with this Agreement describing the Receivables contain a statement to the following effect: "A purchase of or security interest in any collateral described in this financing statement, except as provided in the Sale and Servicing Agreement, will violate the rights of the Issuer."

         Section 3.03 Repurchase Upon Breach. The Depositor, the Owner Trustee, the Indenture Trustee, the Seller, and the Servicer shall inform the other parties to this Agreement promptly, in writing, upon the discovery of any breach of the Seller's representations and warranties made pursuant to Section 3.01 of this Agreement or Section 3.02 of the Receivables Purchase Agreement, without regard to any limitation set forth in such representation or warranty concerning the knowledge of the Seller as to the facts stated therein. The occurrence of a breach of any of the Seller's representations and warranties contained in
Section 3.01 of this Agreement or Section 3.02(b) of the Receivables Purchase Agreement with respect to any Receivable shall constitute an event obligating the Seller to repurchase such Receivables if the interests of the Depositor, the Indenture Trustee, the Owner Trustee, the Issuer or the Securityholders are materially and adversely affected by such breach (each, a "Repurchase Event"), at the Purchased Amount, from the Depositor or from the Issuer, as applicable, unless any such breach shall have been cured by the last day of the first Collection Period following the discovery or notice thereof by or to the Seller or the Servicer. In consideration of the repurchase of any such Receivable, the

Seller shall remit the Purchased Amount to the Collection Account and notify in writing the Indenture Trustee of such deposit, in the manner specified in
Section 5.04. The sole remedy of the Issuer, the Indenture Trustee, the Noteholders, or the Certificateholders with respect to a breach of representations and warranties contained in Section 3.01 of this Agreement or
Section 3.02(b) of the Receivables Purchase Agreement shall be to require the Seller to repurchase the affected Receivables.

                                  ARTICLE IV.

                   ADMINISTRATION AND SERVICING OF RECEIVABLES

         Section 4.01 Duties of Servicer. The Servicer, for the benefit of the Issuer and the Indenture Trustee, shall manage, service, administer and make collections on the Receivables and perform the other actions required of the Servicer under this Agreement. The Servicer shall service the Receivables in accordance with its customary and usual procedures and consistent with the procedures employed by institutions that service motor vehicle retail installment sale contracts. The Servicer's duties shall include the collection and posting of all payments, responding to inquiries of Obligors, investigating delinquencies, sending payment statements to Obligors, reporting any required tax information to Obligors, monitoring the Collateral, accounting for collections, furnishing monthly and annual statements to the Owner Trustee and the Indenture Trustee with respect to distributions and performing the other duties specified herein. The Servicer also shall administer and enforce all rights of the holder of the Receivables under the Receivables and the Dealer Agreements. To the extent consistent with the standards, policies and procedures otherwise required hereby and the Credit and Collection Policy, the Servicer shall follow its customary standards, policies and procedures and shall have full power and authority, acting alone, to do any and all things in connection with the managing, servicing, administration and collection of the Receivables that it may deem necessary or desirable. Without limiting the generality of the foregoing, the Servicer is hereby authorized and empowered to execute and deliver, on behalf of itself, the Issuer, the Owner Trustee, the Indenture Trustee, the Certificateholders and the Noteholders, or any of them, any and all instruments of satisfaction or cancellation, or of partial or full release or discharge, and all other comparable instruments with respect to the Receivables and with respect to the Financed Vehicles; provided, however, that notwithstanding the foregoing, the Servicer shall not, except pursuant to an order from a court of competent jurisdiction or as required by applicable law, release an Obligor from payment of any unpaid amount due under any Receivable, reduce the related APR or waive the right to collect the unpaid balance of any Receivable from an Obligor. The Servicer is hereby authorized to commence, in its own name or in the name of the Issuer, the Indenture Trustee, the Owner Trustee, the Certificateholders or the Noteholders, a legal proceeding to enforce a Receivable pursuant to Section 4.03 or to commence or participate in any other legal proceeding (including a bankruptcy proceeding) relating to or involving a Receivable, an Obligor or a Financed Vehicle. If the Servicer commences or participates in any such legal proceeding in its own name, the Indenture Trustee or the Issuer shall thereupon be deemed to have automatically assigned the applicable Receivable to the Servicer solely for purposes of commencing or participating in such proceeding as a party or claimant, and the Servicer is authorized and empowered by the Indenture Trustee or the Issuer to execute and deliver in the Indenture Trustee's or the Issuer's name any notices, demands, claims, complaints, responses, affidavits or other documents or instruments in connection with any such proceeding.

If in any enforcement suit or legal proceeding it shall be held that the Servicer may not enforce a Receivable on the ground that it shall not be a real party in interest or a holder entitled to enforce such Receivable, the Owner Trustee shall, at the Servicer's expense and direction, take steps to enforce such Receivable, including bringing suit in its name or the name of the Issuer, the Indenture Trustee, the Certificateholders or the Noteholders. The Owner Trustee and the Indenture Trustee shall upon the written request of the Servicer furnish the Servicer with any powers of attorney and other documents reasonably necessary or appropriate to enable the Servicer to carry out its servicing and administrative duties hereunder.

         Section 4.02 Collection of Receivable Payments; Modifications of Receivables.

         (a) Consistent with the standards, policies and procedures required by this Agreement, the Servicer shall make reasonable efforts to collect all payments called for under the terms and provisions of the Receivables as and when the same shall become due, and shall follow such collection procedures as it follows with respect to all comparable motor vehicle receivables that it services for itself or others and otherwise act with respect to the Receivables in such a manner as will, in the reasonable judgment of the Servicer, maximize the amount to be received by the Trust with respect thereto. The Servicer is authorized in its discretion to waive any prepayment charge, late payment charge or any other similar fees that may be collected in the ordinary course of servicing any Receivable.

         (b) The Servicer may grant payment extensions in accordance with its customary procedures if the Servicer believes in good faith that such extension is necessary to avoid a default on such Receivable, will maximize the amount to be received by the Trust with respect to such Receivable and is otherwise in the best interests of the Trust; provided, that no such extension shall extend the final payment date on any Receivable beyond the last day of the Collection Period ending three months prior to the Class D Maturity Date. Anything herein to the contrary notwithstanding, the Servicer shall grant payment extensions with respect to a Receivable only to the extent permissible in its extension policy in effect from time to time, which policy in effect as of the date hereof is attached hereto as Exhibit D. Generally, a Contract may be extended for at most one month per extension and there may not be more than six extensions during the life of the Contract.

         (c) Upon any extension not in accordance with this Section, the Servicer shall be required to purchase the related Receivable in accordance with
Section 4.07.

         Section 4.03 Realization upon Receivables. Consistent with the standards, policies and procedures required by this Agreement and the Credit and Collection Policy, the Servicer shall use its best efforts to repossess or otherwise convert the ownership of and liquidate any Financed Vehicle securing a Receivable with respect to which the Servicer shall have determined that eventual payment in full is unlikely. The Servicer shall begin such repossession and conversion procedures as soon as practicable after default on such Receivable; provided, however, that the Servicer may elect not to repossess a Financed Vehicle within such time period if in its good faith judgment it determines that the proceeds ultimately recoverable with respect to such Receivable would be increased by forbearance. In repossessing or otherwise converting the ownership of a Financed Vehicle and liquidating a Receivable, the Servicer is authorized to follow such customary practices and procedures as it shall deem necessary or advisable, consistent with the standard of care required by Section 4.01, which practices and procedures may include reasonable efforts to realize upon any recourse to Dealers, the sale of the related Financed Vehicle at public or private sale, the submission of claims under an insurance policy and other actions by the Servicer in order to realize upon a Receivable; provided, however, that in any case in which the Financed Vehicle shall have suffered damage, the Servicer shall not expend funds in connection with any repair or towards the repossession of such Financed Vehicle unless it shall determine in its reasonable judgment that such repair or repossession shall increase the related Liquidation Proceeds by an amount materially greater than the expense for such repair or repossession. The Servicer shall be entitled to recover all reasonable expenses incurred by it in the course of repossessing and liquidating a Financed Vehicle into cash proceeds, but only out of the cash proceeds of the sale of such Financed Vehicle, any deficiency obtained from the related Obligor or any amounts received from recourse to the related Dealer.

         Section 4.04 Physical Damage Insurance. The Servicer shall, in accordance with its customary servicing procedures, require each Obligor to obtain and maintain physical loss damage insurance covering the related Financed Vehicle as of the execution of the related Receivable.

         Section 4.05 Maintenance of Security Interests in Financed Vehicles.

         (a) The Servicer shall, in accordance with its customary servicing procedures, take such steps as are necessary to maintain perfection of the security interest created by each Receivable in the related Financed Vehicle. The Servicer is hereby authorized to take such steps as are necessary to re-perfect such security interest on behalf of the Issuer and the Indenture Trustee in the event of the relocation of a Financed Vehicle, or for any other reason. In the event that the assignment of a Receivable to the Issuer is insufficient, without a notation on the related Financed Vehicle's certificate of title, or without fulfilling any additional administrative requirements under the laws of the state in which such Financed Vehicle is located, to perfect a security interest in the related Financed Vehicle in favor of the Issuer, the Servicer hereby agrees that the designation of HMFC as the secured party on the certificate of title is in its capacity as agent of the Issuer.

         (b) The Depositor, the Trust, the Indenture Trustee, and the Servicer hereby agree that, upon a Servicer Termination Event, the Indenture Trustee may take or cause to be taken such actions as may, in the opinion of counsel to the Indenture Trustee, be necessary to perfect or re-perfect the security interests in the Financed Vehicles in the name of the Issuer, including by amending the title documents of the Financed Vehicles. The Servicer hereby agrees to pay all expenses related to such perfection or reperfection and to take all action necessary therefor.

         Section 4.06 Covenants of Servicer. By its execution and delivery of this Agreement, the Servicer hereby covenants as follows (upon which covenants the Issuer, the Indenture Trustee and the Owner Trustee rely in accepting the Receivables and delivering the applicable Securities):

         (a) Liens in Force. No Financed Vehicle securing a Receivable shall be released in whole or in part from the security interest granted by such Receivable, except upon payment in full of such Receivable or as otherwise contemplated herein;

         (b) No Impairment. The Servicer shall do nothing to impair the rights of the Trust in the property of the Trust;

         (c) No Amendments. The Servicer shall not extend or otherwise amend the terms of any Receivable, except in accordance with Section 4.02 and the Servicer shall not amend or modify the Credit and Collection Policy if such amendment or modification may have a material adverse effect on the interest of the Noteholders; and

         (d) Restrictions on Liens. The Servicer shall not (A) create, incur or suffer to exist, or agree to create, incur or suffer to exist, or consent to or permit in the future (upon the occurrence of a contingency or otherwise) the creation, incurrence or existence of any Lien on or restriction on transferability of any Receivable except for the Lien of the Indenture and the restrictions on transferability imposed by this Agreement or (B) file any UCC financing statements in any jurisdiction that names HMFC, the Servicer or the Depositor as a debtor, and any Person other than the Depositor, the Indenture Trustee or the Issuer as a secured party, or sign any security agreement authorizing any secured party thereunder to file any such financing statement with respect to the Receivables or the related property.

         Section 4.07 Purchase of Receivables Upon Breach. Upon discovery by any of the Servicer, the Seller, the Depositor, the Owner Trustee, or the Indenture Trustee of a breach of any of the covenants set forth in Sections 4.02, 4.05 or 4.06, the party discovering such breach shall give prompt written notice to the other parties; provided, however, that the failure to give any such notice shall not affect any obligation of the Servicer under this Section 4.07. On or before the last day of the first Collection Period following its discovery or receipt of notice of the breach of any covenant set forth in Sections 4.02, 4.05 or 4.06 that materially and adversely affects the interests of the Issuer, the Indenture Trustee, the Owner Trustee, the Certificateholders or the Noteholders in any Receivable, the Servicer shall, unless such breach shall have been cured in all material respects by such date, purchase from the Issuer the Receivable affected by such breach. In consideration of the purchase of any such Receivable, the Servicer shall remit the related Purchased Amount into the Collection Account, with written notice to the Indenture Trustee of such deposit, in the manner specified in Section 5.04. Subject to Section 7.02, it is understood and agreed that the obligation of the Servicer to purchase any Receivable with respect to which such a breach has occurred and is continuing shall, if such obligation is fulfilled, constitute the sole remedy against the Servicer for such breach available to the Issuer, the Owner Trustee, the Indenture Trustee, the Certificateholders or the Noteholders.

         Section 4.08 Servicing Fee. The Servicing Fee shall be payable to the Servicer on each Payment Date. The Servicing Fee shall be calculated on the basis of a 360-day year comprised of twelve 30-day months. The Servicer shall be required to pay all expenses incurred by it in connection with its activities under this Agreement (including taxes imposed on the Servicer and expenses incurred in connection with distributions and reports made by the Servicer to the Owner Trustee and the Indenture Trustee). The Servicer shall be required to pay all of the Indenture Trustee's fees, expenses, reimbursements and indemnifications.

         Section 4.09 Servicer's Certificate. The Servicer shall prepare and deliver to the Owner Trustee, the Indenture Trustee, and the Depositor, with a copy to each Rating Agency, two Business Days prior to each Payment Date a Servicer's Certificate containing all information necessary to make the distributions to be made on the related Payment Date pursuant to Section 5.05 for the related Collection Period and any other information the Indenture Trustee may reasonably request and such Servicer's Certificate shall be certified by a Responsible Officer of the Servicer to the effect that the information provided is complete and no defaults have occurred. If any defaults have occurred, such Servicer's Certificate will provide an explanation of such defaults. Receivables to be purchased by the Servicer or to be repurchased by the Seller and each Receivable that became a Liquidated Receivable shall be identified by the Servicer by account number with respect to such Receivable (as specified in the applicable Schedule of Receivables).

         Section 4.10 Annual Statement as to Compliance, Notice of Servicer Termination Event.

         (a) The Servicer shall deliver to the Owner Trustee, the Indenture Trustee, and each Rating Agency, within 120 days after the end of the Servicer's fiscal year (or, in the case of the first such certificate, not later than April 30, 2005), an Officer's Certificate signed by a Responsible Officer of the Servicer, stating that (i) a review of the activities of the Servicer during the preceding 12-month period (or such shorter period in the case of the first such Officer's Certificate) and of the performance of its obligations under this Agreement has been made under such officer's supervision and (ii) to such officer's knowledge, based on such review, the Servicer has fulfilled all its obligations under this Agreement throughout such period or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officer and the nature and status thereof.

         (b) The Servicer shall deliver to the Owner Trustee, the Indenture Trustee, and each Rating Agency, promptly after having obtained knowledge thereof, but in no event later than two Business Days thereafter, written notice in an Officer's Certificate of any event that with the giving of notice or lapse of time or both would become a Servicer Termination Event under Section 8.01.

         Section 4.11 [Reserved]

         Section 4.12 Access to Certain Documentation and Information Regarding Receivables. The Servicer shall provide to representatives of the Owner Trustee, the Indenture Trustee, the Certificateholders and the Noteholders reasonable access to the documentation regarding the Receivables and the related Trust property. The Servicer will provide such access to any Certificateholder and Noteholder only in such cases where the Certificateholder or Noteholder shall be required by applicable statutes or regulations to review such documentation. In each case, access shall be afforded without charge, but only upon reasonable request and during the normal business hours at the offices of the Servicer. Nothing in this Section shall affect the obligation of the Servicer to observe any applicable law prohibiting disclosure of information regarding the Obligors and the failure of the Servicer to provide access to information as a result of such obligation shall not constitute a breach of this Section.

         Section 4.13 Term of Servicer. The Servicer hereby covenants and agrees to act as Servicer under, and for the term of, this Agreement, subject to the provisions of Sections 7.03 and 7.06.

         Section 4.14 Annual Independent Accountants' Report. The Servicer shall cause a firm of independent certified public accountants, which may also render other services to the Servicer or its Affiliates, to deliver to the Owner Trustee, the Indenture Trustee, and each Rating Agency, within 120 days after the end of each fiscal year (or, in the case of the first such report, not later than April 30, 2005), a report addressed to the Board of Directors of the Servicer, the Owner Trustee, and the Indenture Trustee, to the effect that such firm has audited the books and records of the Servicer and issued its report thereon and that (i) such audit was made in accordance with generally accepted auditing standards and accordingly included such tests of the accounting records and such other auditing procedures as such firm considered necessary in the circumstances and (ii) the firm is independent of the Depositor and the Servicer within the meaning of the Code of Professional Ethics of the American Institute of Certified Public Accountants.

         Section 4.15 Reports to the Commission. The Servicer shall, on behalf of the Issuer, execute and cause to be filed with the Commission any periodic reports required to be filed with respect to the issuance of the Notes under the provisions of the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder. The Seller shall, at its expense, cooperate in any reasonable request made by the Servicer in connection with such filings.

         Section 4.16 Compensation of Indenture Trustee. The Servicer will:

             (a) pay the Indenture Trustee (and any separate trustee or co-trustee appointed pursuant to Section 6.10 of the Indenture (a "Separate Trustee")) from time to time reasonable compensation for all services rendered by the Indenture Trustee or Separate Trustee, as the case may be, under the Indenture (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

             (b) except as otherwise expressly provided in the Indenture, reimburse the Indenture Trustee or any Separate Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Indenture Trustee or Separate Trustee, as the case may be, in accordance with any provision of the Indenture (including the reasonable compensation, expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith;

             (c) indemnify the Indenture Trustee and any Separate Trustee and their respective agents for, and hold them harmless against, any losses, liability or expense incurred without negligence or bad faith on their part, arising out of or in connection with the acceptance or administration of the transactions contemplated by the Indenture and the other Basic Documents, including the reasonable costs and expenses of defending themselves against any claim or liability in connection with the exercise or performance of any of their powers or duties under the Indenture; and

             (d) indemnify the Owner Trustee and its agents, successors, assigns and servants in accordance with Section 8.02 of the Trust Agreement to the extent that amounts thereunder have not been paid pursuant to Section 5.05 of this Agreement.

                                   ARTICLE V.

                  DISTRIBUTIONS; STATEMENTS TO SECURITYHOLDERS

         Section 5.01 Post Office Box. All payments and other proceeds of any type and from any source on or with respect to the Receivables that are delivered to a Post Office Box shall be the property of the Trust, subject to the Lien of the Indenture and the rights of the Indenture Trustee thereunder.

         Section 5.02 Accounts.

             (a) The Servicer has established an account or accounts in the name of HMFC (the "Local Remittance Account"). All payments on the Receivables mailed by Obligors or any other Person to a Post Office Box or otherwise delivered to the Servicer shall be deposited by the Lockbox Bank, as remittance processor pursuant to a separate arrangement with the Servicer not through the Corporate Trust Office of the Indenture Trustee, or the Servicer, as applicable, on a daily basis into the Local Remittance Account, from which the available funds related to the Receivables will be swept by the Servicer within two Business Days to the Collection Account; provided, however, that if the Servicer fails to transfer such payments to the Collection Account within two Business Days or the Servicer shall for any reason no longer be acting as Servicer, HMFC at its expense shall deliver to the successor Servicer all documents and records relating to the Post Office Boxes and cause the Lockbox Bank pursuant to a separate arrangement with the Servicer not through the Corporate Trust Office of the Indenture Trustee to transfer payments related to the Receivables directly from the Post Office Box to the Collection Account. Amounts on deposit in the Local Remittance Account shall not be invested.

             (b) (i) On or prior to the Closing Date, the Servicer shall establish, or cause to be established, an account with and in the name of the Indenture Trustee (the "Collection Account"), which shall be maintained as an Eligible Account and shall bear a designation clearly indicating that the amounts deposited thereto are held for the benefit of the Noteholders.

             (ii) The Issuer, for the benefit of the Noteholders, shall cause the Servicer to establish with and maintain in the name of the Indenture Trustee an Eligible Account (including the subaccounts referred to in clause (iv) below, the "Note Distribution Account"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Noteholders.

             (iii) The Issuer, for the benefit of the Noteholders, shall cause the Servicer to establish with and maintain in the name of the Indenture Trustee an Eligible Account (the "Reserve Account"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Noteholders.

             (iv) The Issuer shall also cause to be established two administrative subaccounts within the Note Distribution Account, which subaccounts shall be designated the "Interest Distribution Account" and the "Principal Distribution Account", respectively. The Interest Distribution Account and the Principal Distribution Account are established and maintained solely for administrative purposes.

             (v) Funds on deposit in the Reserve Account shall be invested by the Indenture Trustee in Eligible Investments selected in writing by the Servicer; provided, however, that if the Servicer fails to select any Eligible Investment, such funds shall remain uninvested. All such Eligible Investments shall be held by the Indenture Trustee for the benefit of the Noteholders and/or the Certificateholders, as applicable. Other than as permitted in writing by the Rating Agencies, funds on deposit in the Reserve Account shall be invested in Eligible Investments that will mature not later than the Business Day immediately preceding the next Payment Date. Funds deposited in the Reserve Account, upon the maturity of any Eligible Investments on a day which immediately precedes a Payment Date, are not required to be invested overnight.

             (vi) Funds on deposit in the Collection Account shall be invested by the Indenture Trustee in Eligible Investments selected in writing by the Servicer; provided, however, that if the Servicer fails to select any Eligible Investment, such funds shall remain uninvested. All such Eligible Investments shall be held by the Indenture Trustee for the benefit of the Noteholders and/or the Certificateholders, as applicable. Funds on deposit in the Collection Account shall be invested in Eligible Investments that will mature not later than the Business Day immediately preceding the next Payment Date. Funds deposited in the Collection Account, upon the maturity of any Eligible Investments on a day which immediately precedes a Payment Date, are not required to be invested overnight. Investment earnings on funds deposited in the Collection Account, net of losses and investment expenses, shall be released to the Servicer on each Payment Date and shall be the property of the Servicer.

             (c) (i) The Indenture Trustee shall possess all right, title and interest in all funds received and all funds on deposit from time to time in a Post Office Box and the Local Remittance Account in each case only with respect to the Receivables, the Trust Accounts and in all proceeds thereof (including all income thereon). The Trust Accounts shall be under the sole dominion and control of the Indenture Trustee for the benefit of the Noteholders and the Certificateholders, as the case may be. If, at any time, a Trust Account ceases to be an Eligible Account, the Indenture Trustee (or the Servicer on its behalf) shall within 5 Business Days (or such longer period, not to exceed 15 calendar days, as to which each Rating Agency may consent) establish a new Trust Account as an Eligible Account and shall transfer any cash or any investments from the account that is no longer an Eligible Account to the Trust Account. The Indenture Trustee shall not in anyway be held liable by reason of any insufficiency in any Trust Account resulting from any investment loss in any Eligible Investment.

             (ii) The Servicer shall have the power, revocable by the Indenture Trustee or by the Owner Trustee with the consent of the Indenture Trustee, to instruct the Indenture Trustee in writing to make withdrawals and payments from the Trust Accounts and the Certificate Deposit Account for the purpose of withdrawing any amounts deposited in error into such accounts.

         Section 5.03 Application of Collections. All payments received from or on behalf of an Obligor during each Collection Period with respect to each Receivable (other than a Purchased Receivable) shall be applied to interest and principal in accordance with the Simple Interest Method. The Servicer shall make all deposits of Collections and other Available Amounts received into the Collection Account on the second Business Day following receipt thereof. However, so long as the Monthly Remittance Condition is satisfied, the Servicer may retain such amounts received during a Collection Period until the Business Day immediately preceding the related Payment Date.

         Section 5.04 Purchased Amounts. The Servicer or the Seller shall deposit or cause to be deposited in the Collection Account, on or prior to each Determination Date, the aggregate Purchased Amount with respect to Purchased Receivables and the Servicer shall deposit therein all amounts to be paid under
Section 4.07. Notice of this amount shall be provided in writing by the applicable party to the Indenture Trustee.

         Section 5.05 Distributions.

             (a) The Servicer shall calculate all amounts required to be deposited pursuant to this Section and deliver a Servicer's Certificate two Business Days prior to each Payment Date pursuant to Section 4.09.

             (b) On each Payment Date, except as specified in Section 5.04(b) of the Indenture, the Servicer shall instruct the Indenture Trustee in writing (based on the information contained in the Servicer's Certificate delivered two Business Days prior to each Payment Date pursuant to Section 4.09) to make the following deposits and distributions from Available Amounts on deposit in the Collection Account, and in the event of an Available Amounts Shortfall from amounts withdrawn from the Reserve Account in the following order and priority:

             (i) to the Servicer, the Servicing Fee, including any unpaid Servicing Fees with respect to one or more prior Collection Periods, and Advances not previously reimbursed to the Servicer;

             (ii) to the Interest Distribution Account, (a) the aggregate amount of interest accrued for the related Interest Period on each of the Class A Notes at their respective interest rates on the principal outstanding as of the previous Payment Date after giving effect to all payments of principal to the Class A Noteholders on the preceding Payment Date; and (b) the excess, if any, of the amount of interest payable to the Class A Noteholders on those prior Payment Dates over the amounts actually paid to the Class A Noteholders on those prior Payment Dates, plus interest on any such shortfall at their respective interest rates to the extent permitted by law;

             (iii) to the Principal Distribution Account, the First Priority Principal Distribution Amount, if any;


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



             (iv) to the Interest Distribution Account, (a) the aggregate amount of interest accrued for the related Interest Period on each of the Class B Notes at the Class B Rate on the principal outstanding as of the previous Payment Date after giving effect to all payments of principal to the Class B Noteholders on the preceding Payment Date; and
         (b) the excess, if any, of the amount of interest payable to the Class B Noteholders on prior Payment Dates over the amounts actually paid to the Class B Noteholders on those prior Payment Dates, plus interest on any such shortfall at the Class B Rate to the extent permitted by law;

             (v) to the Principal Distribution Account, the Second Priority Principal Distribution Amount, if any;

             (vi) to the Interest Distribution Account, (a) the aggregate amount of interest accrued for the related Interest Period on each of the Class C Notes at the Class C Rate on the principal outstanding as of the previous Payment Date after giving effect to all payments of principal to the Class C Noteholders on the preceding Payment Date; and
         (b) the excess, if any, of the amount of interest payable to the Class C Noteholders on prior Payment Dates over the amounts actually paid to the Class C Noteholders on prior Payment Dates, plus interest on any such shortfall at the Class C Rate to the extent permitted by law;

             (vii) to the Principal Distribution Account, the Third Priority Principal Distribution Amount, if any;

             (viii) to the Interest Distribution Account, (a) the aggregate amount of interest accrued for the related Interest Period on each of the Class D Notes at the Class D Rate on the principal outstanding as of the previous Payment Date after giving effect to all payments of principal to the Class D Noteholders on the preceding Payment Date; and
         (b) the excess, if any, of the amount of interest payable to the Class D Noteholders on prior Payment Dates over the amounts actually paid to the Class D Noteholders on prior Payment Dates, plus interest on any such shortfall at the Class D Rate to the extent permitted by law;

             (ix) to the Principal Distribution Account, the Regular Principal Distribution Amount;

             (x) to the Reserve Account, from Available Amounts remaining, the amount, if any, necessary to cause the amount on deposit in that account to equal the Reserve Account Required Amount;

             (xi) to the Indenture Trustee and the Owner Trustee, any accrued and unpaid fees, reimbursements and expenses, in each case to the extent such fees, reimbursements and expenses have not been previously paid by the Servicer and to the Securities Intermediary, any accrued and unpaid indemnification expenses owed to it; and

             (xii) any Available Amounts remaining, if any, to the Owner Trustee or its agent, for deposit into the Certificate Distribution Account (as defined in the Trust

         Agreement) and subsequent distribution to the Certificateholder pursuant to Section 5.02 of the Trust Agreement.

         Section 5.06 Reserve Account.

             (a) On or prior to the Closing Date, the Issuer shall cause to be deposited an amount equal to the Reserve Account Deposit into the Reserve Account from the net proceeds of the sale of the Notes. The Reserve Account shall be an asset of the Issuer.

             (b) In the event that the Servicer's Certificate states that there is an Available Amounts Shortfall, then the Indenture Trustee shall, upon written directions from the Servicer, withdraw the Reserve Account Withdrawal Amount from the Reserve Account and deposit such Reserve Account Withdrawal Amount into the Collection Account no later than 12:00 noon, New York City time, on the Business Day prior to the related Payment Date.

             (c) In the event that the amount on deposit in the Reserve Account (after giving effect to all deposits thereto and withdrawals therefrom on such Business Day on a Payment Date) is greater than the Reserve Account Required Amount on any Payment Date, the Indenture Trustee shall distribute, upon written directions from the Servicer, all such amounts to the Depositor as per the monthly Servicer's Certificate. Upon any such distribution to the Depositor, the Noteholders shall have no further rights in, or claims to, such amounts.

             (d) In the event that on any Payment Date the amount on deposit in the Reserve Account shall be less than the Reserve Account Required Amount, the Available Amounts remaining after the payment of the amounts set forth in
Section 5.05(b)(i) through (ix), up to an amount equal to such shortfall, shall be deposited by the Indenture Trustee, upon written directions from the Servicer, to the Reserve Account on such Payment Date.

             (e) Subject to Section 9.01, amounts will continue to be applied pursuant to Section 5.05 following the payment in full of the Outstanding Amount of Notes until the Pool Balance is reduced to zero. Following the payment in full of the aggregate Outstanding Amount of the Notes and the Certificates and of all other amounts owing or to be distributed hereunder or under the Indenture or the Trust Agreement to the Noteholders and the termination of the Trust, any amount then allocated to the Reserve Account shall be distributed to the Depositor.

         Section 5.07 Statements to Securityholders. On each Payment Date, the Servicer shall provide to the Indenture Trustee (with a copy to each Rating Agency) for the Indenture Trustee to forward to each Noteholder of record as of the most recent Record Date and to the Owner Trustee for the Owner Trustee to forward to each Certificateholder of record as of the most recent Record Date a statement substantially in the form of Exhibit B, respectively, setting forth at least the following information as to the Securities to the extent applicable:

             (i) the amount of collections received with respect to the Receivables during the related Collection Period and allocable to principal allocable to each Class of Notes on such Payment Date;

             (ii) the amount of collections received with respect to the Receivables during the related Collection Period and allocable to interest allocable to each Class of Notes on such Payment Date;

             (iii) the Outstanding Amount of each Class of Notes, the Note Pool Factor for each such Class as of the close of business on the last day of the preceding Collection Period, after giving effect to payments allocated to principal reported under clause (i) above;

             (iv) the amount of the Servicing Fee paid to the Servicer and the amount of any fees payable to the Owner Trustee, or the Indenture Trustee with respect to the related Collection Period;

             (v) the aggregate amounts of Realized Losses, if any, with respect to the related Collection Period;

             (vi) the balance of the Reserve Account on the related Determination Date after giving effect to deposits and withdrawals to be made on the relevant Payment Date, if any;

             (vii) the Pool Balance as of the close of business on the last day of the related Collection Period, after giving effect to payments allocated to principal reported under clause (i) above;

             (viii) the amount of any deposit to the Reserve Account and the amount and application of any funds withdrawn from the Reserve Account, in each case with respect to such Payment Date;

             (ix) the aggregate principal balance of all Receivables that became Liquidated Receivables or Purchased Receivables during the related Collection Period;

             (x) the aggregate principal balance and number of Receivables that are 30 to 60 days, 61 to 90 days or 91 days or more delinquent as of the last day of the related Collection Period;

             (xi) any Available Amounts Shortfall after giving effect to payments on such Payment Date, and any change in such amounts from the preceding statement;

             (xii) the aggregate Purchased Amounts for Receivables, if any, that were purchased during or with respect to such Collection Period;

             (xiii) the aggregate Principal Balance and number of all Receivables with respect to which the related Financed Vehicle was repossessed;

             (xiv) the aggregate Principal Balance and number of Receivables with respect to which the Servicer granted an extension;

             (xv) the Required Yield Supplement Overcollateralization Amount for the next Collection Period; and

             (xvi) any amounts distributed to the Certificateholders.

         Each amount set forth on the Payment Date statement under clauses (i),
(ii) or (iv) above shall be expressed as a dollar amount per $1,000 of original principal balance of a Certificate or Note, as applicable.

         The Indenture Trustee may make any such statement which it is required to provide to the Noteholders, including, without limitation, all information as may be required to enable each Noteholder to prepare its respective federal and state income tax returns (and, at its option, any additional files containing the same information in an alternative format), via its internet web site (initially located at www.sf.citidirect.com). In connection with providing access to the Indenture Trustee's website, the Indenture Trustee may require registration and the acceptance of certain terms and conditions. The Indenture Trustee shall have the right to change the way such statements are distributed in order to make such distributions more convenient and/or more accessible to the above parties and the Indenture Trustee shall provide timely and adequate notification to the Noteholders regarding any such changes; provided, however, that the Indenture Trustee will also mail copies of any such statements to any requesting Noteholder who provides a written request.

         Section 5.08 Advances by the Servicer.

         By the close of business on the day required by Section 5.02 hereof, the Servicer may, in its sole discretion, deposit into the Collection Account, out of its own funds, an Advance; provided, however, that the Servicer shall not make any Advances with respect to Defaulted Receivables.

                                   ARTICLE VI.

                                  THE DEPOSITOR

         Section 6.01 Representations of Depositor. The Depositor makes the following representations on which the Issuer relies in accepting the Receivables and delivering the Securities. Such representations speak as of the execution and delivery of this Agreement and as of the Closing Date and shall survive the sale, transfer and assignment of the Receivables by the Depositor to the Issuer and the pledge thereof to the Indenture Trustee pursuant to the Indenture.

             (a) Organization and Good Standing. The Depositor is duly organized and validly existing as a corporation in good standing under the laws of the State of Delaware, with the corporate power and authority to own its properties and to conduct its business as such properties are currently owned and such business is presently conducted.

             (b) Due Qualification. The Depositor is duly qualified to do business as a foreign corporation in good standing, and has obtained all necessary licenses and approvals, in all jurisdictions where the failure to do so would materially and adversely affect the Depositor's ability to transfer the Receivables to the Trust pursuant to this Agreement or the validity or enforceability of the Receivables.

             (c) Power and Authority. The Depositor has the corporate power and authority to execute and deliver this Agreement and the other Basic Documents to which it is a party and to carry out their respective terms; the Depositor has full power and authority to sell and assign the property to be sold and assigned to and deposited with the Issuer, and the Depositor shall have duly authorized such sale and assignment to the Issuer by all necessary corporate action; and the execution, delivery and performance of this Agreement and the other Basic Documents to which the Depositor is a party have been and will be duly authorized by the Depositor by all necessary corporate action.

             (d) Binding Obligation. This Agreement and the other Basic Documents to which the Depositor is a party, when duly executed and delivered by the other parties hereto and thereto, shall constitute legal, valid and binding obligations of the Depositor, enforceable against the Depositor in accordance with their respective terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization or similar laws now or hereafter in effect relating to or affecting creditors' rights generally and to general principles of equity (whether applied in a proceeding at law or in equity).

             (e) No Violation. The consummation of the transactions contemplated by this Agreement and the other Basic Documents and the fulfillment of the terms of this Agreement and the other Basic Documents shall not conflict with, result in any breach of any of the terms or provisions of or constitute (with or without notice or lapse of time, or both) a default under, the certificate of incorporation or bylaws of the Depositor, or any indenture, agreement, mortgage, deed of trust or other instrument to which the Depositor is a party or by which it is bound; or result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement, mortgage, deed of trust or other instrument, other than this Agreement and the other Basic Documents; or violate any law, order, rule or regulation applicable to the Depositor of any court or federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Depositor or its properties.

             (f) No Proceedings. There are no proceedings or investigations pending or, to the Depositor's knowledge, threatened, against the Depositor before any court, regulatory body, administrative agency or other tribunal or governmental instrumentality having jurisdiction over the Depositor or its properties: (i) asserting the invalidity of this Agreement or any other Basic Document; (ii) seeking to prevent the issuance of the Notes or the Certificates or the consummation of any of the transactions contemplated by this Agreement or any other Basic Document; (iii) seeking any determination or ruling that might materially and adversely affect the performance by the Depositor of its obligations under, or the validity or enforceability of, this Agreement or any other Basic Document; or (iv) seeking to adversely affect the federal income tax attributes of the Trust, the Notes or the Certificates.

             (g) No Consents. The Depositor is not required to obtain the consent of any other party or any consent, license, approval, registration, authorization, or declaration of or with any governmental authority, bureau or agency in connection with the execution, delivery, performance, validity or enforceability of this Agreement or any other Basic Document to which it is a party that has not already been obtained.

         Section 6.02 Corporate Existence. During the term of this Agreement, the Depositor will keep in full force and effect its existence, rights and franchises as a corporation under the laws of the jurisdiction of its incorporation and will obtain and preserve its qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, the Basic Documents and each other instrument or agreement necessary or appropriate to the proper administration of this Agreement and the transactions contemplated hereby. In addition, all transactions and dealings between the Depositor and its Affiliates will be conducted on an arm's-length basis.

         Section 6.03 Liability of Depositor; Indemnities. The Depositor shall be liable in accordance herewith only to the extent of the obligations specifically undertaken by the Depositor under this Agreement (which shall not include distributions on account of the Notes or the Certificates).

         Section 6.04 Merger or Consolidation of, or Assumption of the Obligations of, Depositor. The Depositor shall not merge or consolidate with any other Person or permit any other Person to become the successor to the Depositor's business.

         Section 6.05 Amendment of Depositor's Organizational Documents. The Depositor shall not amend its organizational documents except in accordance with the provisions thereof.

                                  ARTICLE VII.

                                  THE SERVICER

         Section 7.01 Representations of Servicer. The Servicer makes the following representations upon which the Issuer is deemed to have relied in acquiring the Receivables. Such representations speak as of the execution and delivery of this Agreement and as of the Closing Date and shall survive the sale of the Receivables to the Issuer and the pledge thereof to the Indenture Trustee pursuant to the Indenture.

             (a) Organization and Good Standing. The Servicer is duly organized and validly existing as a corporation in good standing under the laws of the State of its incorporation, with the corporate power and authority to own its properties and to conduct its business as such properties are currently owned and such business is presently conducted, and had at all relevant times, and has, the corporate power, authority and legal right to acquire, own, and service the Receivables.

             (b) Due Qualification. The Servicer is duly qualified to do business as a foreign corporation in good standing, and has obtained all necessary licenses and approvals, in all jurisdictions where the failure to do so would materially and adversely affect the Servicer's ability to acquire, own and service the Receivables.

             (c) Power and Authority. The Servicer has the power and authority to execute and deliver this Agreement and the other Basic Documents to which it is a party and to carry out their respective terms; and the execution, delivery and performance of this Agreement and the other Basic Documents to which it is a party have been duly authorized by the Servicer by all necessary corporate action.

             (d) Binding Obligation. This Agreement and the other Basic Documents to which it is a party constitute legal, valid and binding obligations of the Servicer, enforceable against the Servicer in accordance with their respective terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and to general principles of equity whether applied in a proceeding in equity or at law.

             (e) No Violation. The consummation of the transactions contemplated by this Agreement and the other Basic Documents to which it is a party and the fulfillment of their respective terms shall not conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time or both) a default under, the articles of incorporation or bylaws of the Servicer, or any indenture, agreement, mortgage, deed of trust or other instrument to which the Servicer is a party or by which it is bound; or result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement, mortgage, deed of trust or other instrument, other than this Agreement and the other Basic Documents, or violate any law, order, rule or regulation applicable to the Servicer of any court or federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Servicer or any of its properties.

             (f) No Proceedings. There are no proceedings or investigations pending or, to the Servicer's knowledge, threatened, against the Servicer before any court, regulatory body, administrative agency or other tribunal or governmental instrumentality having jurisdiction over the Servicer or its properties: (i) asserting the invalidity of this Agreement or any of the other Basic Documents; (ii) seeking to prevent the issuance of the Securities or the consummation of any of the transactions contemplated by this Agreement or any of the other Basic Documents; (iii) seeking any determination or ruling that might materially and adversely affect the performance by the Servicer of its obligations under, or the validity or enforceability of, this Agreement or any of the other Basic Documents; or (iv) seeking to adversely affect the federal income tax or other federal, state or local tax attributes of the Securities.

             (g) No Consents. The Servicer is not required to obtain the consent of any other party or any consent, license, approval or authorization, or registration or declaration with, any governmental authority, bureau or agency in connection with the execution, delivery, performance, validity or enforceability of this Agreement.

         Section 7.02 Indemnities of Servicer. The Servicer shall be liable in accordance herewith only to the extent of the obligations specifically undertaken by the Servicer and the representations made by the Servicer under this Agreement:

             (a) The Servicer shall indemnify, defend and hold harmless the Issuer, the Owner Trustee, the Indenture Trustee, the Securityholders and the Depositor and any of the officers, directors, employees and agents of the Issuer, the Owner Trustee and the Indenture Trustee from and against any and all costs, expenses, losses, damages, claims and liabilities arising out of or resulting from the use, ownership or operation by the Servicer or any Affiliate thereof of a Financed Vehicle, excluding any losses incurred in connection with the sale of any repossessed Financed Vehicles in a commercially reasonable manner and in compliance with the terms of this Agreement.

             (b) The Servicer shall indemnify, defend and hold harmless the Issuer, the Owner Trustee, the Indenture Trustee and the Depositor and their respective officers, directors, agents and employees, and the Securityholders, from and against any taxes that may at any time be asserted against any of such parties with respect to the transactions contemplated in this Agreement, including any sales, gross receipts, tangible or intangible personal property, privilege or license taxes (but not including any federal or other income taxes, including franchise taxes asserted with respect to, and as of the date of, the transfer of the Receivables to the Trust or the issuance and original sale of the Securities), and any costs and expenses in defending against the same.

             (c) The Servicer shall indemnify, defend and hold harmless the Issuer, the Owner Trustee, the Indenture Trustee, the Depositor, the Securityholders and any of the officers, directors, employees or agents of the Issuer, the Owner Trustee and the Indenture Trustee from and against any and all costs, expenses, losses, claims, damages and liabilities to the extent that such cost, expense, loss, claim, damage or liability arose out of, or was imposed upon any such Person through, the negligence, misfeasance or bad faith of the Servicer in the performance of its duties under this Agreement or by reason of reckless disregard of its obligations and duties under this Agreement.

         For purposes of this Section, in the event of the termination of the rights and obligations of HMFC (or any successor thereto pursuant to Section 7.03) as Servicer pursuant to Section 8.02, or the resignation by such Servicer pursuant to this Agreement, such Servicer shall be deemed to be the Servicer pending appointment of a successor Servicer (other than the Indenture Trustee) pursuant to Section 8.03.

         Indemnification under this Section shall survive the resignation or removal of the Servicer or the termination of this Agreement, and shall include reasonable fees and expenses of counsel and reasonable expenses of litigation. If the Servicer shall have made any indemnity payments pursuant to this Section and the Person to or on behalf of whom such payments are made thereafter collects any of such amounts from others, such Person shall promptly repay such amounts to the Servicer, without interest. The Servicer shall pay all amounts due, pursuant to this Section, with respect to the Indenture Trustee and Owner Trustee as set forth in Section 5.05(b)(xi).

         Section 7.03 Merger or Consolidation of, or Assumption of the Obligations of, Servicer. The Servicer shall not merge or consolidate with any other Person, convey, transfer or lease substantially all its assets as an entirety to another Person, or permit any other Person to become the successor to the Servicer's business unless, after such merger, consolidation, conveyance, transfer, lease or succession, the successor or surviving entity shall be capable of fulfilling the duties of the Servicer contained in this Agreement. Any Person (i) into which the Servicer may be merged or consolidated, (ii) resulting from any merger or consolidation to which the Servicer shall be a party, (iii) that acquires by conveyance, transfer or lease substantially all of the assets of the Servicer or (iv) succeeding to the business of the Servicer, which Person shall execute an agreement of assumption to perform every obligation of the Servicer under this Agreement, shall be the successor to the Servicer under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties to this Agreement. The Servicer shall provide notice of any merger, consolidation or succession pursuant to this Section 7.03(a) to the Owner Trustee, the Indenture Trustee and each Rating Agency. Notwithstanding the foregoing, the Servicer shall not merge or consolidate with any other Person or permit any other Person to become a successor to the Servicer's business unless (i) immediately after giving effect to such transaction, no representation or warranty made pursuant to Section 7.01 shall have been breached (for purposes hereof, such representations and warranties shall speak as of the date of the consummation of such transaction) and no event that, after notice or lapse of time or both, would become a Servicer Termination Event shall have occurred, (ii) the Servicer shall have delivered to the Owner Trustee and the Indenture Trustee an Officer's Certificate and an Opinion of Counsel each stating that such consolidation, merger or succession and such agreement of assumption comply with this Section 7.03(a) and that all conditions precedent provided for in this Agreement relating to such transaction have been complied with and (iii) the Servicer shall have delivered to the Owner Trustee and the Indenture Trustee an Opinion of Counsel stating that either (A) all financing statements and continuation statements and amendments thereto have been executed and filed that are necessary to preserve and protect the interest of the Trust and the Indenture Trustee, respectively, in the assets of the Trust and reciting the details of such filings or (B) no such action shall be necessary to preserve and protect such interest.

         Section 7.04 Limitation on Liability of Servicer and Others. None of the Servicer or any of its directors, officers, employees or agents shall be under any liability to the Issuer, the Depositor, the Indenture Trustee, the Owner Trustee, the Noteholders or the Certificateholders, except as provided in this Agreement, for any action taken or for refraining from the taking of any action pursuant to this Agreement; provided, however, that this provision shall not protect the Servicer or any such Person against any liability that would otherwise be imposed by reason of a breach of this Agreement or willful misfeasance, bad faith or negligence in the performance of duties. The Servicer and any director, officer, employee or agent of the Servicer may conclusively rely in good faith on the written advice of counsel or on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising under this Agreement.

         Section 7.05 Appointment of Subservicer. The Servicer may at any time appoint a subservicer to perform all or any portion of its obligations as Servicer hereunder; provided, however, that 10 days' prior notice of such appointment shall have been given to each Rating Agency, and each Rating Agency shall have notified the Servicer, the Owner Trustee and the Indenture Trustee in writing that such appointment satisfies the Rating Agency Condition; and provided further, that the Servicer shall remain obligated and be liable to the Owner Trustee, the Indenture Trustee and the Securityholders for the servicing and administering of the Receivables in accordance with the provisions hereof without diminution of such obligation and liability by virtue of the appointment of such subservicer and to the same extent and under the same terms and conditions as if the Servicer alone were servicing and administering the Receivables. The fees and expenses of any subservicer shall be as agreed between the Servicer and such subservicer from time to time, and none of the Owner Trustee, the Indenture Trustee, the Issuer or the Securityholders shall have any responsibility therefor.

         Section 7.06 Servicer Not to Resign.

             (a) Subject to the provisions of Section 7.03(a), the Servicer shall not resign from the obligations and duties imposed on it by this Agreement as Servicer except upon a determination that the performance of its duties under this Agreement shall no longer be permissible under applicable law.

             (b) Notice of any determination that the performance by the Servicer of its duties hereunder is no longer permitted under applicable law shall be communicated to the Owner Trustee and the Indenture Trustee at the earliest practicable time (and, if such communication is not in writing, shall be confirmed in writing at the earliest practicable time) and any such determination shall be evidenced by an Opinion of Counsel to such effect delivered by the Servicer to the Owner Trustee and the Indenture Trustee concurrently with or promptly after such notice. No resignation of the Servicer shall become effective until a successor shall have assumed the responsibilities and obligations of the Servicer in accordance with Section 8.03. If no successor Servicer has been appointed within 30 days of resignation or removal, the Servicer, as the case may be, may petition any court of competent jurisdiction for such appointment.

                                 ARTICLE VIII.

                                     DEFAULT

         Section 8.01 Servicer Termination Events. For purposes of this Agreement, the occurrence and continuance of any of the following shall constitute a "Servicer Termination Event":

             (a) Any failure by the Servicer to deposit into any Account any proceeds or payment required to be so delivered or to direct the Indenture Trustee to make the required payment from any Account under the terms of this Agreement that continues unremedied for a period of five Business days after written notice is received by the Servicer or after discovery of such failure by a Responsible Officer of the Servicer;

             (b) Failure on the part of the Servicer duly to observe or perform, in any material respect, any covenants or agreements of the Servicer set forth in this Agreement, which failure (i) materially and adversely affects the rights of the Securityholders and (ii) continues unremedied for a period of 60 days after discovery of such failure by a Responsible Officer of the Servicer or after the date on which written notice of such failure requiring the same to be remedied shall have been given to the Servicer by any of the Owner Trustee, the Indenture Trustee or Noteholders evidencing not less than 50% of the Outstanding Amounts of the Controlling Class of Notes; or

             (c) The occurrence of an Insolvency Event with respect to the Servicer.


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




         Section 8.02 Consequences of a Servicer Termination Event. If a Servicer Termination Event shall occur, the Indenture Trustee or Noteholders evidencing more than 50% of the voting interests of the Controlling Class may, by notice given in writing to the Servicer (and to the Indenture Trustee, the Owner Trustee and the Depositor if given by such Noteholders), terminate all of the rights and obligations of the Servicer under this Agreement. On or after the receipt by the Servicer of such written notice, all authority, power, obligations and responsibilities of the Servicer under this Agreement automatically shall pass to, be vested in and become obligations and responsibilities of the successor Servicer; provided, however, that the successor Servicer shall have no liability with respect to any obligation that was required to be performed by the terminated Servicer prior to the date that the successor Servicer becomes the Servicer or any claim of a third party based on any alleged action or inaction of the terminated Servicer. The successor Servicer is authorized and empowered by this Agreement to execute and deliver, on behalf of the terminated Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement of the Receivables and related documents to show the Indenture Trustee (or the Owner Trustee if the Notes have been paid in full) as lienholder or secured party on the related certificates of title of the Financed Vehicles or otherwise. The terminated Servicer agrees to cooperate with the successor Servicer in effecting the termination of the responsibilities and rights of the terminated Servicer under this Agreement, including the transfer to the successor Servicer for administration by it of all money and property held by the Servicer with respect to the Receivables and other records relating to the Receivables, including any portion of the Receivables File held by the Servicer and a computer tape in readable form as of the most recent Business Day containing all information necessary to enable the successor Servicer to service the Receivables. The terminated Servicer shall also provide the successor Servicer access to Servicer personnel and computer records in order to facilitate the orderly and efficient transfer of servicing duties.

         Section 8.03 Appointment of Successor Servicer.

             (a) On and after the time the Servicer receives a notice of termination pursuant to Section 8.02 or upon the resignation of the Servicer pursuant to Section 7.06, the Indenture Trustee or the Noteholders evidencing more than 50% of the voting interests of the Controlling Class shall appoint a successor Servicer which shall be the successor in all respects to the Servicer in its capacity as Servicer under this Agreement and shall be subject to all the rights, responsibilities, restrictions, duties, liabilities and termination provisions relating to the Servicer under this Agreement, except as otherwise stated herein. The Depositor, the Owner Trustee, the Indenture Trustee and such successor Servicer shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession. If a successor Servicer is acting as Servicer hereunder, it shall be subject to termination under Section
8.02 upon the occurrence of any Servicer Termination Event after its appointment as successor Servicer. The original Servicer shall pay any and all fees and expenses incurred as a result of a transfer of servicing.

             (b) The Noteholders evidencing more than 50% of the voting interests of the Controlling Class shall have no liability to the Owner Trustee, the Indenture Trustee, the Servicer, the Depositor, any Noteholders, any Certificateholders or any other Person if it exercises its right to appoint a successor to the Servicer. Pending appointment pursuant to the preceding paragraph, the outgoing Servicer shall continue to act as Servicer until a successor has been appointed and accepted such appointment.

             (c) Upon appointment, the successor Servicer shall be the successor in all respects to the predecessor Servicer and shall be subject to all the responsibilities, duties and liabilities arising thereafter relating thereto placed on the predecessor Servicer, and shall be entitled to the Servicing Fee and all the rights granted to the predecessor Servicer by the terms and provisions of this Agreement.

         Section 8.04 Notification to Securityholders. Upon any termination of, or appointment of a successor to, the Servicer pursuant to this Article VIII, the Administrator shall give prompt written notice thereof to the Certificateholders, and the Indenture Trustee shall give prompt written notice thereof to the Noteholders and each Rating Agency.

         Section 8.05 Waiver of Past Defaults. The Noteholders evidencing more than 50% of the voting interests of the Controlling Class may, on behalf of all Securityholders, waive in writing any default by the Servicer in the performance of its obligations hereunder and its consequences, except a default in making any required deposits to or payments from any of the Trust Accounts in accordance with this Agreement. Upon any such waiver of a past default, such default shall cease to exist, and any Servicer Termination Event arising therefrom shall be deemed to have been remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereto.

                                   ARTICLE IX.

                                   TERMINATION


         Section 9.01 Optional Purchase of All Receivables.

             (a) On each Determination Date as of which the Pool Balance is equal to or less than 10% of the Initial Pool Balance, the Servicer shall have the option to purchase the Receivables. To exercise such option, the Servicer shall deposit to the Collection Account pursuant to Section 5.04 an amount equal to the aggregate Purchased Amount for the Receivables and shall succeed to all interests in and to the Receivables. The exercise of such option shall effect a retirement, in whole but not in part, of all outstanding Notes.

             (b) As described in Article IX of the Trust Agreement, notice of any termination of the Trust shall be given by the Servicer to the Owner Trustee and the Indenture Trustee as soon as practicable after the Servicer has received notice thereof.

             (c) Following the satisfaction and discharge of the Indenture and the payment in full of the principal of and interest on the Notes, the Certificateholders will succeed to the rights of the Noteholders hereunder and the Trust will succeed to the rights of, and assume the obligations to make payments to Certificateholders of, the Indenture Trustee pursuant to this Agreement.

                                   ARTICLE X.

                                  MISCELLANEOUS

         Section 10.01 Amendment.

             (a) This Agreement may be amended by the Depositor, the Servicer, the Indenture Trustee and the Issuer, but without the consent of any of the Noteholders or the Certificateholders, to cure any ambiguity, to correct or supplement any provisions in this Agreement or for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions in this Agreement or of modifying in any manner the rights of the Noteholders or the Certificateholders; provided, however, that such action shall not, as evidenced by an Opinion of Counsel delivered to the Owner Trustee and the Indenture Trustee, adversely affect in any material respect the interests of any Noteholder or Certificateholder.

             (b) This Agreement may also be amended from time to time by the Depositor, the Servicer and the Issuer, with the prior written consent of the Indenture Trustee and Noteholders holding not less than a majority of the Outstanding Amount of the Notes, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Securityholders; provided, however, that no such amendment shall (i) increase or reduce in any manner the amount of, or accelerate or delay the timing of, collections of payments on Receivables or distributions that shall be required to be made for the benefit of the Securityholders or (ii) reduce the aforesaid percentage of the Outstanding Amount of the Notes, the Securityholders of which are required to consent to any such amendment, without the consent of the Noteholders holding all Outstanding Notes and Certificateholders holding all outstanding Certificates.

         Promptly after the execution of any amendment or consent, the Administrator shall furnish written notification of the substance of such amendment or consent to each Securityholder, the Indenture Trustee and each Rating Agency.

         It shall not be necessary for the consent of Securityholders pursuant to this Section to approve the particular form of any proposed amendment or consent, but it shall be sufficient if such consent shall approve the substance thereof.

         Prior to the execution of any amendment to this Agreement, the Owner Trustee, on behalf of the Issuer, and the Indenture Trustee shall be entitled to receive and rely upon an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by this Agreement and the Opinion of Counsel referred to in Section 10.02(i)(A). The Owner Trustee, on behalf of the Issuer, and the Indenture Trustee may, but shall not be obligated to, enter into any such amendment that affects the Owner Trustee's or the Indenture Trustee's, as applicable, own rights, duties or immunities under this Agreement or otherwise.

         Section 10.02 Protection of Title to Trust.

             (a) The Servicer shall file such financing statements and cause to be filed such continuation statements, all in such a manner and in such places as may be required by law fully to preserve, maintain and protect the interest of the Issuer and the Indenture Trustee in the Receivables and the proceeds thereof. The Servicer shall deliver or cause to be delivered to the Owner Trustee and the Indenture Trustee file-stamped copies of, or filing receipts for, any document filed as provided above as soon as available following such filing.

             (b) Neither the Depositor nor the Servicer shall change its name, identity or corporate structure in any manner that would, could or might make any financing statement or continuation statement filed in accordance with paragraph (a) above insufficient within the meaning of Section 9-503 of the UCC, unless it shall have given the Owner Trustee and the Indenture Trustee at least five days' prior written notice thereof and shall have promptly filed appropriate amendments to all previously filed financing statements or continuation statements.

             (c) The Servicer shall at all times maintain each office from which it shall service Receivables, and its principal executive office, within the United States of America.

             (d) The Servicer shall maintain accounts and records as to each Receivable accurately and in sufficient detail to permit (i) the reader thereof to know at any time the status of each such Receivable, including payments and recoveries made and payments owing (and the nature of each) and (ii) reconciliation between payments or recoveries on or with respect to each such Receivable and the amounts from time to time deposited in the Collection Account in respect of each such Receivable.

             (e) The Servicer shall maintain its computer systems so that, from and after the time of sale under this Agreement of the Receivables, the Servicer's master computer records (including any backup archives) that refer to a Receivable shall indicate clearly the interest of the Issuer in such Receivable and that such Receivable is owned by the Issuer and has been pledged to the Indenture Trustee. Indication of the Issuer's interest in a Receivable shall be deleted from or modified on the Servicer's computer systems when, and only when, the related Receivable shall have been paid in full or repurchased.

             (f) If at any time the Depositor or the Servicer shall propose to sell, grant a security interest in or otherwise transfer any interest in motor vehicle receivables to any prospective purchaser, lender or other transferee, the Servicer shall give to such prospective purchaser, lender or other transferee computer tapes, records or printouts (including any restored from backup archives) that, if they shall refer in any manner whatsoever to any Receivable, shall indicate clearly that such Receivable has been sold and is owned by the Issuer and has been pledged to the Indenture Trustee.

             (g) The Servicer shall permit the Indenture Trustee and its agents upon reasonable notice and at any time during normal business hours to inspect, audit and make copies of and abstracts from the Servicer's records regarding any Receivable.

             (h) Upon request, the Servicer shall furnish to the Owner Trustee or the Indenture Trustee, within fifteen Business Days, a list of all Receivables (by contract number and name of Obligor) then held as part of the Trust, together with a reconciliation of such list to the Schedule of Receivables and to each of the Servicer's Certificates furnished prior to such request indicating removal of Receivables from the Trust.

             (i) Upon request, the Servicer shall deliver to the Owner Trustee and the Indenture Trustee:

                 (A) promptly after the execution and delivery of this Agreement and each amendment hereto, an Opinion of Counsel stating that, in the opinion of such counsel, either (i) all financing statements and continuation statements have been filed that are necessary to fully preserve and protect the interest of the Trust and the Indenture Trustee in the Receivables, and reciting the details of such filings or referring to prior Opinions of Counsel in which such details are given, or (ii) no such action shall be necessary to preserve and protect such interest; and

                 (B) within 90 days after the beginning of each calendar year beginning with the first calendar year beginning more than three months after the Cutoff Date, an Opinion of Counsel, dated as of a date during such 90-day period, stating that, in the opinion of such counsel, either (i) all financing statements and continuation statements have been filed that are necessary to fully preserve and protect the interest of the Trust and the Indenture Trustee in the Receivables, and reciting the details of such filings or referring to prior Opinions of Counsel in which such details are given, or
             (ii) no such action shall be necessary to preserve and protect such interest.

Each Opinion of Counsel referred to in clause (i) or (ii) above shall specify any action necessary (as of the date of such opinion) to be taken in the following year to preserve and protect such interest.

         Section 10.03 Notices. All demands, notices, communications and instructions upon or to the Depositor, the Servicer, the Issuer, the Owner Trustee, the Indenture Trustee or any Rating Agency under this Agreement shall be in writing, personally delivered, faxed and followed by first class mail, or mailed by certified mail, return receipt requested, and shall be deemed to have been duly given upon receipt (a) in the case of the Depositor, to 10550 Talbert Avenue, Fountain Valley, California 92708, Attention: Vice President and Secretary, with a copy to General Counsel; (b) in the case of the Servicer and HMFC, to 10550 Talbert Avenue, Fountain Valley, California 92708, Attention:
Vice President, Finance; (c) in the case of the Issuer or the Owner Trustee, at the Corporate Trust Office (as defined in the Trust Agreement); (d) in the case of Moody's, to 99 Church Street, New York, New York 10007, Attention: ABS Monitoring Department; (e) in the case of the Indenture Trustee, at the Corporate Trust Office (as defined in the Indenture); (f) in the case of Standard & Poor's, to 55 Water Street (40th Floor), New York, New York 10041,
Attention: Asset Backed Surveillance Department; and (g) in the case of Fitch, to One State Street Plaza, New York, New York 10004; or, as to each of the foregoing, at such other address as shall be designated by written notice to the other parties.

         Section 10.04 Assignment by the Depositor or the Servicer. Notwithstanding anything to the contrary contained herein, except as provided in Sections 6.04 and 7.03 herein and as provided in the provisions of this Agreement concerning the resignation of the Servicer, this Agreement may not be assigned by the Depositor or the Servicer.

         Section 10.05 Limitations on Rights of Others. The provisions of this Agreement are solely for the benefit of the Depositor, the Servicer, the Issuer, the Owner Trustee, the Certificateholders, the Indenture Trustee and the Noteholders, and nothing in this Agreement, whether express or implied, shall be construed to give to any other Person any legal or equitable right, remedy or claim in the Trust Estate or under or in respect of this Agreement or any covenants, conditions or provisions contained herein.

         Section 10.06 Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

         Section 10.07 Counterparts. This Agreement may be executed by the parties hereto in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute but one and the same instrument. Delivery of an executed counterpart of a signature page to this Agreement by facsimile shall be effective as delivery of a manually executed counterpart of this Agreement.

         Section 10.08 Headings. The headings of the various Articles and Sections herein are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

         Section 10.09 GOVERNING LAW. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

         Section 10.10 Assignment by Issuer. The Depositor hereby acknowledges and consents to any mortgage, pledge, assignment and grant of a security interest by the Issuer to the Indenture Trustee pursuant to the Indenture for the benefit of the Noteholders of all right, title and interest of the Issuer in, to and under the Receivables or the assignment of any or all of the Issuer's rights and obligations hereunder to the Indenture Trustee.

         Section 10.11 Nonpetition Covenants. Notwithstanding any prior termination of this Agreement, the parties hereto shall not, prior to the date that is one year and one day after the termination of this Agreement with respect to the Issuer or the Depositor, acquiesce, petition or otherwise invoke or cause the Issuer or the Depositor to invoke the process of any court or government authority for the purpose of commencing or sustaining a case against the Issuer or the Depositor under any federal or state bankruptcy, insolvency or similar law, or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Issuer or the Depositor or any substantial part of its property, or ordering the winding up or liquidation of the affairs of the Issuer or the Depositor.

         Section 10.12 Limitation of Liability of Owner Trustee and Indenture Trustee.

             (a) Notwithstanding anything contained herein to the contrary, this Agreement has been executed by Wilmington Trust Company not in its individual capacity but solely in its capacity as Owner Trustee of the Issuer and in no event shall Wilmington Trust Company in its individual capacity or, except as expressly provided in the Trust Agreement, as Owner Trustee of the Issuer have any liability for the representations, warranties, covenants, agreements or other obligations of the Issuer hereunder or in any of the certificates, notices or agreements delivered pursuant hereto, as to all of which recourse shall be had solely to the assets of the Issuer in accordance with the priorities set forth herein. For all purposes of this Agreement, in the performance of its duties or obligations hereunder or in the performance of any duties or obligations of the Issuer hereunder, the Owner Trustee shall be subject to, and entitled to the benefits of, the terms and provisions of Articles VI, VII and VIII of the Trust Agreement.

             (b) Notwithstanding anything contained herein to the contrary, this Agreement has been accepted by Citibank, N.A., not in its individual capacity but solely as Indenture Trustee, and in no event shall Citibank, N.A. have any liability for the representations, warranties, covenants, agreements or other obligations of the Issuer hereunder or in any of the certificates, notices or agreements delivered pursuant hereto, as to all of which recourse shall be had solely to the assets of the Issuer in accordance with the priorities set forth herein.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective officers as of the day and year first above written.


                                 HYUNDAI AUTO RECEIVABLES TRUST 2004-A

                                 WILMINGTON TRUST COMPANY, not in its
                                 individual capacity but solely as Owner Trustee


                                 By: /s/ W. Chris Sponenberg
                                    --------------------------------------------
                                    Name:  W. Chris Sponenberg
                                    Title: Vice President



                                 HYUNDAI ABS FUNDING CORPORATION, as
                                  Depositor


                                 By: /s/ David A. Hoeller
                                    --------------------------------------------
                                    Name:  David A. Hoeller
                                    Title: Vice President, Secretary



                                 HYUNDAI MOTOR FINANCE COMPANY, as
                                  Servicer and Seller


                                 By: /s/ Jaime Song
                                    --------------------------------------------
                                    Name:  Jae Min Song
                                    Title: Treasurer



                                 CITIBANK, N.A., not in its individual capacity
                                  but solely as Indenture Trustee


                                 By: /s/ Karen Schluler
                                    --------------------------------------------
                                    Name:  Karen Schluler
                                    Title: Vice President

                                                                       EXHIBIT A


         Representations and Warranties of Hyundai Motor Finance Company
            Under Section 3.02 of the Receivables Purchase Agreement


                  Terms used in this Exhibit A shall have the meanings assigned to them in the Receivables Purchase Agreement, dated as of September 1, 2004 (the "Receivables Purchase Agreement"), between Hyundai Motor Finance Company as Seller (the "Seller") and Hyundai ABS Funding Corporation as depositor (the "Depositor"). Terms not defined in the Receivables Purchase Agreement shall have the meanings assigned to them in the Sale and Servicing Agreement.

                  (a) The Seller hereby represents and warrants as follows to the Depositor and the Indenture Trustee as of the date hereof and as of the Transfer Date:

                           (i) Organization and Good Standing. The Seller has
been duly organized and is validly existing as a corporation in good standing under the laws of the State of California, with the corporate power and authority to own its properties and to conduct its business as such properties are currently owned and such business is presently conducted.

                           (ii) Due Qualification. The Seller is duly qualified
to do business as a foreign corporation in good standing, and has obtained all necessary licenses and approvals, in all jurisdictions in which the ownership or lease of property or the conduct of its business shall require such qualifications.

                           (iii) Power and Authority. The Seller has the power
and authority to execute and deliver this Agreement and the other Basic Documents to which it is a party and to carry out their respective terms; the Seller had at all relevant times, and has, full power, authority and legal right to sell, transfer and assign the property sold, transferred and assigned to the Depositor hereby and has duly authorized such sale, transfer and assignment to the Depositor by all necessary corporate action; and the execution, delivery and performance of this Agreement and the other Basic Documents to which the Seller is a party have been duly authorized by the Seller by all necessary corporate action.

                           (iv) No Violation. The consummation of the
transactions contemplated by this Agreement and the other Basic Documents to which the Seller is a party and the fulfillment of their respective terms do not conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time or both) a default under, the articles of incorporation or bylaws of the Seller, or any indenture, agreement or other instrument to which the Seller is a party or by which it is bound, or result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement or other instrument (other than this Agreement), or violate any law or, to the best of the Seller's knowledge, any order, rule or regulation applicable to the Seller of any court or of any federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Seller or its properties.

                           (v) No Proceedings. There are no proceedings or
investigations pending or, to the Seller's knowledge, threatened against the Seller before any court, regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Seller or its properties (i) asserting the invalidity of this Agreement or any other Basic Document to which the Seller is a party, (ii) seeking to prevent the consummation of any of the transactions contemplated by this Agreement or any other Basic Document to which the Seller is a party or (iii) seeking any determination or ruling that might materially and adversely affect the performance by the Seller of its obligations under, or the validity or enforceability of, this Agreement or any other Basic Document to which the Seller is a party.

                           (vi) Valid Sale, Binding Obligation. This Agreement
and the other Basic Documents to which the Seller is a party, when duly executed and delivered by the other parties hereto and thereto, shall constitute legal, valid and binding obligations of the Seller, enforceable against the Seller in accordance with their respective terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization and similar laws now or hereafter in effect relating to or affecting creditors' rights generally and to general principles of equity (whether applied in a proceeding at law or in equity).

                           (vii) Chief Executive Office. The chief executive
office of the Seller is located at 10550 Talbert Avenue, Fountain Valley, California 92708.

                           (viii) No Consents. The Seller is not required to
obtain the consent of any other party or any consent, license, approval, registration, authorization, or declaration of or with any governmental authority, bureau or agency in connection with the execution, delivery, performance, validity, or enforceability of this Agreement or any other Basic Document to which it is a party that has not already been obtained.

                           (ix) Seller Information. No certificate of an
officer, statement or document furnished in writing or report delivered pursuant to the terms hereof by the Seller contains any untrue statement of a material fact or omits to state any material fact necessary to make the certificate, statement, document or report not misleading.

                           (x) Ordinary Course. The transactions contemplated by
this Agreement and the other Basic Documents to which the Seller is a party are in the ordinary course of the Seller's business.

                           (xi) Solvency. The Seller is not insolvent, nor will
the Seller be made insolvent by the transfer of the Receivables, nor does the Seller contemplate any pending insolvency.

                           (xii) Legal Compliance. The Seller is not in
violation of, and the execution and delivery of this Agreement and the other Basic Documents to which the Seller is a party by it and its performance and compliance with the terms of this Agreement and the other Basic Documents to which the Seller is a party will not constitute a violation with respect to, any order or decree of any court or any order or regulation of any federal, state, municipal or governmental agency having jurisdiction, which violation would materially and adversely affect the Seller's condition (financial or otherwise) or operations or any of the Seller's properties or materially and adversely affect the performance of any of its duties under the Basic Documents.

                           (xiii) Creditors. The Seller represents and warrants
that it did not sell the Receivables to the Depositor with any intent to hinder, delay or defraud any of its creditors.

                           (xiv) No Notice. The Seller represents and warrants
that it acquired title to the Receivables in good faith, without notice of any adverse claim.

                           (xv) Bulk Transfer. The Seller represents and
warrants that the transfer, assignment and conveyance of the Receivables by the Seller pursuant to this Agreement are not subject to the bulk transfer laws or any similar statutory provisions in effect in any applicable jurisdiction.

                  (b) The Seller makes the following representations and warranties with respect to the Receivables, on which the Depositor relies in accepting the Receivables and in transferring the Receivables to the Issuer under the Sale and Servicing Agreement, and on which the Issuer relies in pledging the same to the Indenture Trustee. Such representations and warranties speak as of the execution and delivery of this Agreement as of the Closing Date, but shall survive the sale, transfer and assignment of the Receivables to the Depositor, the subsequent sale, transfer and assignment of the Receivables by the Depositor to the Issuer pursuant to the Sale and Servicing Agreement and the pledge of the Receivables by the Issuer to the Indenture Trustee pursuant to the Indenture.

                           (i) Characteristics of Receivables. Each Receivable
(A) was originated in the United States of America by a Dealer located in the United States of America for the retail sale of a Financed Vehicle in the ordinary course of such Dealer's business and satisfied the Seller's Credit and Collection Policy as of the date of origination of the related Receivable, is payable in United States dollars, has been fully and properly executed by the parties thereto, has been purchased by the Seller from such Dealer under an existing Dealer Agreement and has been validly assigned by such Dealer to the Seller, (B) has created or shall create a valid, subsisting and enforceable first priority security interest in favor of the Seller in the Financed Vehicle, which security interest is assignable by the Seller to the Depositor, by the Depositor to the Issuer, and by the Issuer to the Indenture Trustee, (C) contains customary and enforceable provisions such that the rights and remedies of the holder thereof are adequate for realization against the collateral of the benefits of the security, (D) provides for fixed level monthly payments (provided that the payment in the last month of the term of the Receivable may be insignificantly different from the level payments) that fully amortize the Amount Financed by maturity and yield interest at the APR, (E) amortizes using the simple interest method and (F) has an Obligor which is not an affiliate of HMFC, is not a government or governmental subdivision or agency and is not shown on the Servicer's records as a debtor in a pending bankruptcy proceeding.

                           (ii) Compliance with Law. Each Receivable and the
sale of the related Financed Vehicle complied at the time it was originated or made, and at the time of execution of this Agreement complies, in all material respects with all requirements of applicable federal, state and local laws, rulings and regulations thereunder, including usury laws, the Federal Truth-in-Lending Act, the Equal Credit Opportunity Act, the Fair Credit Billing Act, the Fair Credit Reporting Act, the Fair Debt Collection Practices Act, the Federal Trade Commission Act, the Magnuson-Moss Warranty Act, the Federal Reserve Board's Regulations "B" and "Z", the Servicemembers Civil Relief Act, the Gramm-Leach-Bliley Act, state adaptations of the National Consumer Act and of the Uniform Consumer Credit Code, and other consumer credit laws and equal credit opportunity and disclosure laws; and each Dealer has represented to the Seller that such Dealer had all necessary licenses and permits to originate such Receivables.

                           (iii) Binding Obligation. Each Receivable represents
the genuine, legal, valid and binding payment obligation of the Obligor thereon, enforceable by the holder thereof in accordance with its terms, except (A) as enforceability thereof may be limited by bankruptcy, insolvency, reorganization or similar laws affecting the enforcement of creditors' rights generally and by equitable limitations on the availability of specific remedies, regardless of whether such enforceability is considered in a proceeding in equity or at law and (B) as such Receivable may be modified by the application after the Transfer Date of the Servicemembers Civil Relief Act.

                           (iv) No Government Obligor. No Receivable is due from
the United States of America or any State or any agency, department, subdivision or instrumentality thereof.

                           (v) Obligor Bankruptcy. According to the records of
the Seller, as of the Cutoff Date, no Obligor is the subject of a bankruptcy proceeding.

                           (vi) Schedule of Receivables. The information set
forth in Schedule A to this Agreement is true and correct in all material respects as of the close of business on the Cutoff Date.

                           (vii) Marking Records. By the Transfer Date, the
Seller will have caused its computer and accounting records relating to each Receivable to be clearly and unambiguously marked to show that the Receivables have been sold to the Depositor by the Seller and transferred and assigned by the Depositor to the Issuer in accordance with the terms of the Sale and Servicing Agreement and pledged by the Issuer to the Indenture Trustee in accordance with the terms of the Indenture.

                           (viii) Computer Tape. The computer tape regarding the
Receivables made available by the Seller to the Depositor is complete and accurate in all respects as of the Transfer Date.

                           (ix) No Adverse Selection. The Receivables sold to
the Depositor by the Seller were randomly selected from those motor vehicle installment contracts in the Seller's portfolio based upon the satisfaction of the criteria set forth in the Receivables Purchase Agreement and no selection procedures believed by the Seller to be adverse to the Noteholders or the Certificateholder were utilized in selecting the Receivables.

                           (x) Chattel Paper. Each Receivable constitutes
chattel paper within the meaning of the UCC as in effect in the state of origination.

                           (xi) One Original. There is only one executed
original of each Receivable.

                           (xii) Receivables in Force. No Receivable has been
satisfied, subordinated or rescinded, nor has any Financed Vehicle been released from the Lien of the related Receivable in whole or in part. None of the terms of any Receivable has been waived, altered or modified in any respect since its origination, except by instruments or documents identified in the related Receivable File.

                           (xiii) Lawful Assignment. No Receivable has been
originated in, or is subject to the laws of, any jurisdiction the laws of which would make unlawful, void or voidable the sale, transfer and assignment of such Receivable under this Agreement, the Sale and Servicing Agreement or the pledge of such Receivable under the Indenture.

                           (xiv) Title. It is the intention of the Seller that
the transfers and assignments herein contemplated constitute sales of the Receivables from the Seller to the Depositor and that the beneficial interest in and title to the Receivables not be part of the debtor's estate in the event of the filing of a bankruptcy petition by or against the Seller under any bankruptcy law. No Receivable, other than the Receivables identified in the Reconveyance Documents, has been sold, transferred, assigned or pledged by the Seller to any Person other than to the Depositor or pursuant to this Agreement (or by the Depositor to any other Person other than to the Issuer pursuant to the Sale and Servicing Agreement). Except with respect to the Liens under the Conduit Documents (which such Liens shall be released in accordance with provisions of the Reconveyance Documents), immediately prior to the transfers and assignments herein contemplated, the Seller has good and marketable title to each Receivable free and clear of all Liens, and, immediately upon the transfer thereof, the Depositor shall have good and marketable title to each Receivable, free and clear of all Liens and, immediately upon the transfer thereof from the Depositor to the Issuer pursuant to the Sale and Servicing Agreement, the Issuer shall have good and marketable title to each Receivable, free and clear of all Liens and, immediately upon the pledge thereof from the Issuer to the Indenture Trustee pursuant to the Indenture, the Indenture Trustee shall have a first priority perfected security interest in each Receivable.

                           (xv) Security Interest in Financed Vehicle.
Immediately prior to its sale, assignment and transfer to the Depositor pursuant to this Agreement, each Receivable shall be secured by a validly perfected first priority security interest in the related Financed Vehicle in favor of the Seller as secured party, or all necessary and appropriate actions have been commenced that will result in the valid perfection of a first priority security interest in such Financed Vehicle in favor of the Seller as secured party within 120 days of the Closing Date, and the Seller further represents that it will complete all such actions. The Lien Certificate for each Financed Vehicle shows, or if a new or replacement Lien Certificate is being applied for with respect to such Financed Vehicle such Lien Certificate shall be received within 120 days of the Closing Date and shall show, the Seller named as the original secured party under each Receivable as the holder of a first priority security interest in such Financed Vehicle. With respect to each Receivable for which the Lien Certificate has not yet been returned from the Registrar of Titles, the Seller has received written evidence that such Lien Certificate showing the Seller as first lienholder has been applied for. Each Dealer's ownership interest in any

Receivable originated by such Dealer has been validly assigned by the Dealer to the Seller. The Seller's ownership interest in the Receivables and security interest in the Financed Vehicles has been validly assigned to the Depositor pursuant to this Agreement. The Seller has the legal right to repossess or recover by legal process in its name the Financed Vehicle.

                           (xvi) All Filings Made. All filings (including UCC
filings, except for UCC releases required to be filed in accordance with the Reconveyance Documents) required to be made in any jurisdiction to give the Issuer a first perfected ownership interest in the Receivables and the Indenture Trustee a first priority perfected security interest in the Receivables have been made.

                           (xvii) No Defenses. No Receivable is subject to any
right of rescission, setoff, counterclaim, dispute or defense, including the defense of usury, whether arising out of transactions concerning the Receivable or otherwise, and the operation of any terms of the Receivable or the exercise by the Seller or the Obligor of any right under the Receivable will not render the Receivable unenforceable in whole or in part, and no such right of rescission, setoff, counterclaim, dispute or defense, including the defense of usury, has been asserted with respect thereto.

                           (xviii) No Default. There has been no default,
breach, violation or event permitting acceleration under the terms of any Receivable (other than payment delinquencies of not more than 30 days), and no condition exists or event has occurred and is continuing that with notice, the lapse of time or both would constitute a default, breach, violation or event permitting acceleration under the terms of any Receivable, and there has been no waiver of any of the foregoing.

                           (xix) Insurance. The Seller, in accordance with its
customary procedures, has determined that the Obligor has obtained physical damage insurance covering each Financed Vehicle and, under the terms of the related Receivable, the Obligor is required to maintain such insurance and to name the Seller as a loss payee.

                           (xx) Final Scheduled Maturity Date. No Receivable has
a final scheduled payment date after August 15, 2010.

                           (xxi) Certain Characteristics of the Receivables. As
of the applicable Cutoff Date, (A) each Receivable had an original maturity of not less than 12 or more than 72 months and (B) no Receivable was more than 30 days past due as of the Cutoff Date.

                           (xxii) No Foreign Obligor. All of the Receivables are
due from Obligors who are citizens, or legal resident aliens, of the United States of America.

                           (xxiii) No Extensions. The number or timing of
scheduled payments has not been changed on any Receivable on or before the Closing Date, as applicable, except as reflected on the computer tape delivered in connection with the sale of the Receivables.

                           (xxiv) Scheduled Payments. Each Obligor has been
instructed to make all scheduled payments to the Post Office Boxes. To the best knowledge of the Seller, each Obligor has paid the entire down payment called for by the contract.

                           (xxv) [Reserved]

                           (xxvi) No Fleet Sales. No Receivable has been
included in a "fleet" sale (i.e., a sale to any single Obligor of more than five Financed Vehicles).

                           (xxvii) Receivable Files. The Servicer has in its
possession all original copies of documents or instruments that constitute or evidence the Receivables. The Receivable Files that constitute or evidence the Receivables do not have any marks or notations indicating that they have been pledged, assigned or otherwise conveyed by the Seller to any Person other than the Depositor, except for such Liens as have been released on or before the Closing Date. All financing statements filed or to be filed against the Seller in favor of the Depositor in connection herewith describing the Receivables contain a statement to the following effect: "A purchase of or security interest in any collateral described in this financing statement, except as provided in the Receivables Purchase Agreement, will violate the rights of the Depositor."

                           (xxviii) No Fraud or Misrepresentation. Each
Receivable was originated by a Dealer and was sold by the Dealer to the Seller, to the best of the Seller's knowledge, without fraud or misrepresentation on the part of such Dealer in either case.

                           (xxix) Receivables Not Assumable. No Receivable is
assumable by another person in a manner which would release the Obligor thereof from such Obligor's obligations to the Seller with respect to such Receivable.

                           (xxx) No Impairment. The Seller has not done anything
to convey any right to any person that would result in such person having a right to payments due under a Receivable or otherwise to impair the rights of the Depositor in any Receivable or the proceeds thereof.

                           (xxxi) Tax Liens. There is no Lien against any
Financed Vehicle for delinquent taxes.

                           (xxxii) No Corporate Obligor. All of the Receivables
are due from Obligors who are natural persons.

                           (xxxiii) No Liens. No Liens or claims have been filed
for work, labor, or materials relating to a Financed Vehicle that are prior to, or equal or coordinate with, the security interest in the Financed Vehicle granted by the related Receivable.

                           (xxxiv) Servicing. Each Receivable has been serviced
in conformity with all applicable laws, rules and regulation and in conformity with the Seller's policies and procedures which are consistent with customary, prudent industry standards.

                           (xxxv) APR. No Receivable has an APR of less than
0.00% and the weighted average coupon on the pool of Receivables is at least 7.06%.

                           (xxxvi) Remaining Term. Each Receivable has a
remaining term of at least 5 months and no more than 72 months.

                           (xxxvii) Original Term. The weighted average original
term for the Receivables is at least 63.79 months.

                           (xxxviii) Remaining Balance. Each Receivable has a
remaining balance of at least $2,000.00 and not greater than $39,017.36.

                           (xxxix) New Vehicles. At least 96.15% of the
aggregate principal balance of the Receivables is secured by Financed Vehicles which were new at the date of origination.

                           (xl) No Advances. No advances have been made to
Obligors in order to meet any representation and warranties herein set forth.

                           (xli) No Repossessions. No Financed Vehicle has been
repossessed on or prior to the applicable Transfer Date.

                           (xlii) No Omissions. There have been no material
omissions or misstatements in any document provided or statement made to the Depositor concerning the Receivables by or on behalf of the Seller in connection with the transactions contemplated by this Agreement.

                           (xliii) No Proceedings Pending. As of the Cutoff
Date, there are no proceedings pending, or to the best of the Seller's knowledge, threatened, wherein the Obligor or any governmental agency has alleged that any Receivable is illegal or unenforceable.

                           (xliv) Dealer Agreements. Each Dealer from whom the
Seller purchases Receivables has entered into a Dealer Agreement with the Seller providing for the sale of Receivables from time to time by such Dealer to the Seller.

                           (xlv) Receivable Obligations. The Seller has duly
fulfilled all obligations to be fulfilled on its part under or in connection with the origination, acquisition and assignment of the Receivables. To the best of the Seller's knowledge, no notice to or consent from any Obligor is necessary to effect the acquisition of the Receivables by the Indenture Trustee.

                           (xlvi) Taxes. The sale, transfer, assignment and
conveyance of the Receivables by the Seller pursuant to this Agreement is not subject to and will not result in any tax, fee or governmental charge payable by the Seller, the Issuer or the Indenture Trustee to any federal, state or local government ("Transfer Taxes") other than Transfer Taxes which have or will be paid by the Seller as due. In the event the Issuer or the Indenture Trustee receives actual notice of any Transfer Taxes arising out of the transfer, assignment and conveyance of the Receivables, on written demand by the Issuer or the Indenture Trustee, or upon the Seller's otherwise being given notice thereof by the Issuer or the Indenture Trustee, the Seller shall pay, and otherwise indemnify and hold the Issuer and the Indenture Trustee harmless, on an after-tax basis, from and against any and all such Transfer Taxes (it being understood that the Noteholders, the Indenture Trustee and the Issuer shall have no obligation to pay such Transfer Taxes).

                           (xlvii) Computer Tape. The computer tape from which
the selection of the Receivables being acquired on the Closing Date was made available to the accountants that are providing a comfort letter to the Noteholders in connection with the numerical information regarding the Receivables and the Notes.

                           (xlviii) No Future Disbursement. At the time each
Receivable was acquired from the Dealer, the Amount Financed was fully disbursed. There is no requirement for future advances of principal thereunder, and, other than in connection with Dealer participations, all fees and expenses in connection with the origination of such Receivable have been paid.

                           (xlix) Physical Damage Insurance Policy. In
connection with the purchase of each Receivable, the Seller required the related Dealer to furnish evidence that the related Financed Vehicle was covered by a physical damage insurance policy (i) in an amount at least equal to the lesser of (a) the actual cash value of the related Financed Vehicle or (b) the unpaid principal balance owing on such Receivable, (ii) naming the Seller as a loss payee and (iii) insuring against loss and damage due to fire, theft, transportation, collision and other risks generally covered by comprehensive and collision coverage.

                           (l) Dealer Agreement. The Dealer that sold each
Receivable to the Seller has entered into a Dealer Agreement and such Dealer Agreement, together with the assignment and related documentation signed by the Dealer, constitutes the entire agreement between the Seller and the related Dealer with respect to the sale of such Receivable to the Seller. Each such Dealer Agreement is in full force and effect and is the legal, valid and binding obligation of such Dealer; there have been no material defaults by such Dealer with respect to such Receivable; the Seller has fully performed all of its obligations under such Dealer Agreement; the Seller has not made any statements or representations to such Dealer (whether written or oral) inconsistent with any term of such Dealer Agreement; the Purchase Price (as specified in the applicable Dealer Agreement) for such Receivable has been paid in full by the Seller, there is no other payment of principal due to such Dealer from the Seller for the purchase of such Receivable; such Dealer has no right, title or interest in or to any Receivable; there is no prior course of dealing between such Dealer and the Seller which will materially and adversely affect the terms of such Dealer Agreement; and any payment owed to such Dealer by the Seller is a corporate obligation of the Seller.

                           (li) Condition of Financed Vehicle. Each Receivable
requires the Obligor to maintain the related Financed Vehicle in good and workable order.

                           (lii) Condition of Financed Vehicle as of Transfer
Date. To the best of the Seller's knowledge, each Financed Vehicle was properly delivered to the related Obligor in good repair, without defects and in satisfactory order, and each Financed Vehicle is in good operating condition and repair as of the Transfer Date.

                           (liii) [Reserved]

                           (liv) No Consumer Leases. No Receivable constitutes a
"consumer lease" under either (a) the UCC as in effect in the jurisdiction whose law governs the Receivable or (b) the Consumer Leasing Act, 15 USC 1667.

(lv) Balance as of Cutoff Date. The aggregate principal balance of the Receivables as of the Cutoff Date is equal to $807,850,711.24.

                          Form of Record Date Statement

                                                                       EXHIBIT C


                         Form of Servicer's Certificate


                   Collection Period:         ________________
                   Distribution Date:         ________________


                      Hyundai Auto Receivables Trust 2004-A


         The undersigned certifies that he is an officer of Hyundai Motor Finance Company, a California corporation ("HMFC") and that as such he is duly authorized to execute and deliver this certificate on behalf of HMFC pursuant to
Section 4.09 of the Sale and Servicing Agreement dated September 1, 2004 among Hyundai Auto Receivables Trust 2004-A, as Issuer, Hyundai ABS Funding Corporation, as Depositor, HMFC, as Seller and Servicer and Citibank, N.A., as Indenture Trustee (the "Sale and Servicing Agreement") (all capitalized terms used herein without definition have the respective meanings specified in the Sale and Servicing Agreement) and further certifies that:

         1. The Servicer's report for the period from _________ to _________ attached to this certificate is complete and accurate and contains all information required by Section 4.09 of the Sale and Servicing Agreement; and

         2. As of _____________, no defaults have occurred.


         IN WITNESS WHEREOF, I have fixed hereunto my signature this ___ day of
___________.



                                   HYUNDAI MOTOR FINANCE COMPANY,
                                   as Servicer



                                   By:
                                       _________________________________________
                                       Name:
                                       Title:

                                                                       EXHIBIT D


                                Extension Policy

                                                                      SCHEDULE A





                             Schedule of Receivables


                       [Delivered to the Trust at Closing]








                                   Sched. A-1

                                                                      SCHEDULE B



             Required Yield Supplement Overcollateralization Amount

         With respect to any Payment Date, the "Yield Supplement
Overcollateralization Amount" is the amount specified below:



                                                      Yield
                                                    Supplement
                                              Overcollateralization
         Payment Date                                Amount
         ------------                                ------
           Closing Date                         $38,506,992.79
           October 2004                         $37,187,779.52
           November 2004                        $35,889,782.81
           December 2004                        $34,613,124.14
           January 2005                         $33,357,925.68
           February 2005                        $32,124,310.27
           March 2005                           $30,912,401.46
           April 2005                           $29,722,318.67
           May 2005                             $28,554,180.36
           June 2005                            $27,408,112.04
           July 2005                            $26,284,238.61
           August 2005                          $25,182,685.22
           September 2005                       $24,103,578.06
           October 2005                         $23,047,036.57
           November 2005                        $22,013,170.40
           December 2005                        $21,002,081.31
           January 2006                         $20,013,884.09
           February 2006                        $19,048,672.36
           March 2006                           $18,106,534.77
           April 2006                           $17,187,575.03
           May 2006                             $16,291,877.02
           June 2006                            $15,419,498.74
           July 2006                            $14,570,440.04
           August 2006                          $13,744,770.06
           September 2006                       $12,942,555.54
           October 2006                         $12,163,888.97
           November 2006                        $11,408,870.91
           December 2006                        $10,677,611.20
           January 2007                          $9,970,200.59
           February 2007                         $9,286,720.68
           March 2007                            $8,627,249.90
           April 2007                            $7,991,847.70
           May 2007                              $7,380,591.44
           June 2007                             $6,793,569.02
           July 2007                             $6,230,833.65
           August 2007                           $5,692,436.06
           September 2007                        $5,178,422.15
           October 2007                          $4,688,819.39
           November 2007                         $4,223,726.16
           December 2007                         $3,783,252.38



                                   Sched. B-1


                                                      Yield
                                                    Supplement
                                              Overcollateralization
         Payment Date                                Amount
         ------------                                ------
           January 2008                          $3,367,513.61
           February 2008                         $2,976,582.30
           March 2008                            $2,610,546.69
           April 2008                            $2,269,444.53
           May 2008                              $1,953,258.65
           June 2008                             $1,661,875.71
           July 2008                             $1,395,094.03
           August 2008                           $1,152,673.89
           September 2008                          $934,351.68
           October 2008                            $739,970.91
           November 2008                           $569,563.26
           December 2008                           $423,219.55
           January 2009                            $300,967.80
           February 2009                           $202,740.00
           March 2009                              $128,285.54
           April 2009                               $74,397.40
           May 2009                                 $37,970.64
           June 2009                                $17,152.94
           July 2009                                 $7,135.53
           August 2009                               $3,196.43
           September 2009                            $2,060.34
           October 2009                              $1,600.49
           November 2009                             $1,211.64
           December 2009                               $889.81
           January 2010                                $631.28
           February 2010                               $430.35
           March 2010                                  $279.06
           April 2010                                  $166.28
           May 2010                                     $87.35
           June 2010                                    $37.55
           July 2010                                    $12.17
           August 2010                                   $2.31




                                   Sched. B-2